Exhibit 10.144

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

STRATEGIC ROAMING AGREEMENT

THIS AGREEMENT dated as of the 30th day of October 2007 (“Effective Date”), is by and between WirelessCo, L.P., a Delaware limited partnership (“Sprint”), for itself and for those license holders set forth in Section 1 of Attachment I-A (collectively, the “Sprint Group Members”), by and through its general partner and agent Sprint Spectrum L.P., a Delaware limited partnership (“Spectrum”); Spectrum, on its own behalf with respect Section 10 of this Agreement; Alaska DigiTel, LLC, an Alaska limited liability company (the “Company”), for itself and for those license holders set forth in Section 2 of Attachment I-A (collectively, the “Company Group Members”); and, for purposes of Section 9.21 and 9.24 of this Agreement only, the Company Guarantor (as hereinafter defined). Sprint and the Company are sometimes collectively referred to as the “Parties” and each, individually, as a “Party.”

RECITAL

WHEREAS, the Parties desire to make arrangements to facilitate the provision of Wireless Service to Roamers in accordance with the “General Terms and Conditions for Roaming,” attached hereto as Appendix I.

MUTUAL AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises herein set forth and intending to be legally bound hereby, Sprint and the Company agree as follows:

1.	DEFINITIONS
1.1	“*** Service” means *** data services compatible with like services *** Sprint or its Affiliates.
1.2

“Affiliate ” means, with respect to Sprint or the Company, any facilities-based CMRS operating company that (a) is Controlled by the Party, (b) is an entity in which the Party has at least a fifty percent (50%) voting interest, or (c) is a Group Member of such Party. Without limiting the generality of the foregoing, for the purposes of this Agreement, the following entities will be deemed Affiliates of Sprint: Cox Communications PCS, L.P., American PCS Communications, LLC, PhillieCo, L.P., and SprintCom, Inc.

1.3	“After Acquired System” has the meaning set forth in Section 1.5 of Appendix I.
1.4

“Agreement ” means this Strategic Roaming Agreement, including all attachments, schedules and appendices attached hereto and each Party’s Technical Data Sheet provided from time to time, and the General Terms and Conditions for Roaming which are attached hereto.

1.5	“Assume Negative” means the validation process by which Roamers are assumed unauthorized until a positive notification has been received by the Serving Carrier.
1.6

“Authentication ” means the direct exchange of *** over *** connections through a network of carriers by which the identity of the Customer is confirmed through the use of industry standard encryption algorithms.

1.7	“Authorized Marks” is defined in Section 10.2.
1.8

“Authorized Receipt Point” or “ARP” means the location or address of the party designated by the Home Carrier as the delivery point for its CIBER records and authorized agent for performing CIBER edits.

1.9

“Authorized Roamer” means a Roamer using equipment with the MBI and line number range(s) listed in accordance with Section 3.1 of Appendix I (except as specified in Section 3.2 of Appendix I) for whom the Serving Carrier has not received a negative notification in accordance with the provisions of Article 3 of Appendix I (“Exchange of Information”) hereof.

1.10	“BID ” or “Billing Identification” means a five-digit code administered by CIBERNET that may be used instead of a SID for billing purposes to indicate a specific service area within a SID.
1.11

“Billing Period” is the period running from the day after the Close of Billing through the Close of Billing day in the subsequent month (normally the 16th through the 15th, unless the 15th falls on a non-business day).

1.12	“Build-out Schedule” has the meaning set forth in Section 2.1 of the CDMA Build-Out Agreement.
1.13	“*** System” has the meaning set forth in the CDMA Build-Out Agreement.
1.14	“CDMA Build-Out Agreement” means the CDMA Build-Out Agreement between Sprint and the Company dated of even date herewith.
1.15

“Change of Control” means a transaction or series of related transactions in which, (a) the ultimate parent entity of a Party changes, (b) ***% of the outstanding equity interests in a Party (whether by vote or value), are sold, transferred or otherwise disposed of, directly or indirectly, whether by way of merger or otherwise, to any Person or group of Persons, (c) all or substantially all of the assets of a Party are sold, transferred or otherwise disposed of by the Party, or (d) the Company Systems with respect to the entire Company SRA Market is sold, transferred or otherwise disposed of by the Party. The foregoing notwithstanding, and regardless of any FCC regulatory interpretations, a Change of Control will not occur under the Transaction Documents in the event of a GCI Company Acquisition. The ultimate parent entity is to be determined using the Hart-Scott-Rodino Antitrust Improvements Act of 1976 rules. A Change of Control does not occur if a Party changes the form of its organization without changing its ultimate ownership (e.g., converting from a limited partnership to a limited liability company).

1.16	“CIBER ” or “Cellular Intercarrier Billing Exchange Record” means the industry-standard record format used to transfer roamer billing data.
1.17

“CIBER Record” means the publication owned, prepared and maintained by CIBERNET Corporation as a service to the wireless communications industry. Unless specifically provided otherwise in this Agreement, all words and phrases used in this Agreement are in accordance with the definitions provided in the CIBER Record.

1.18	“CIBERNET Negative File Guidelines” means the negative file guidelines appearing in the CIBER Record in effect from time to time.
1.19	“Clearinghouse ” means the entity that provides for the exchange of CIBER Records and performs industry accepted CIBER edits.
1.20	“Close of Billing” is the 15th day of each calendar month or the next preceding business day if the 15th is not a business day.
1.21	“CMRS ” means Commercial Mobile Radio Service.
1.22	“Company ” has the meaning set forth in the preamble.
1.23	“Company Customer” means any Person, other than Sprint, purchasing Wireless Service directly from the Company or any of its Affiliates and homed to the Company SRA Market.
1.24	“Company Group Members” has the meaning set forth in the preamble.
1.25	“Company Guarantor” means General Communication, Inc., an Alaska corporation.
1.26

“Company Restricted Transaction” means a (a) Change of Control of the Company, or (b) the direct or indirect sale or disposition by the Company or any Company Group Member of any portion of the Company Systems (as such term is defined in the CDMA Build-Out Agreement) in the Company SRA Market (or portion thereof) constructed by the Company pursuant to the CDMA Build-Out Agreement. A GCI Company Acquisition will not constitute a Company Restricted Transaction.

1.27	“Company SRA Market” means the entire State of Alaska.
1.28	“Company Systems” has the meaning set forth in the CDMA Build-Out Agreement.
1.29	“Control ” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of such Person, whether through the ownership of voting securities (or other ownership interests), by contract or otherwise.

1.30	“Controlled Affiliate” has the meaning set forth in Section 2.5(d) of the CDMA Build-Out Agreement.
1.31	“Customer ” means a Sprint Customer or a Company Customer.
1.32	“Dispute ” has the meaning set forth in Section 7.1.
1.33	“Domestic ” means those Market areas that are under the North American Numbering Plan area.
1.34

“End User” means any Person being provided Wireless Service pursuant to any Private Label Service to the extent the Private Label Service Providers of such End Users have elected to use the Sprint primary national PRL and permit their End Users to roam on other wireless networks.

1.35	“ESN ” means the Electronic Serial Number that is burned in the Customer’s wireless telephone set by the manufacturer.
1.36	“ESN Exhaustion” means the situation where all potential ESNs have been issued by vendors.
1.37

“Facilities ” means the telecommunications switching equipment, cell site transceiver equipment, connecting circuits, software and other equipment installed, maintained, expanded, modified or replaced by the Company to render PCS Service within the Company SRA Market.

1.38	“FCC ” means the Federal Communications Commission.
1.39

“GCI Company Acquisition” means a transaction or transactions by or through which General Communication, Inc., or its affiliates (i) becomes the sole parent entity of the Company; or (ii) directly or indirectly acquires, through purchase, merger, or other means, all or any portion (A) of the equity interests in, or other securities of, the Company; or (B) of the assets of the Company.

1.40

“Home Carrier” means a Party who is providing Wireless Service to its registered Customers in a geographic area where it directly or through subsidiaries holds a license or permit for a domestic public wireless radio telecommunication system and station.

1.41	“In-Service Date” means the earlier of (a) the date on which Phase 1 of the Build-out Schedule has been completed and (b) *** Effective Date.
1.42	“*** Territory” has the meaning set forth in the CDMA Build-Out Agreement.
1.43	“*** Territory” has the meaning set forth in the CDMA Build-Out Agreement.
1.44	“Market ” means the geographical area, identified by a SID, BID, or other like governmental identifier, in which the applicable Party has a license or permit to provide Wireless Service.

1.45	“MBI ” means the “MIN Block Identifier” which is a six digit number assigned by a Home Carrier to identify a line number range of its MSIDs. *** range within an MBI is *** numbers.
1.46

“MDN ” means the “Mobile Dialable/Directory Number” which either (a) is assigned by a Home Carrier to a Customer subscribing to its Wireless Service, or (b) is ported to the Home Carrier by a Customer subscribing to its Wireless Service who previously had service with another telecommunications service provider.

1.47	“MIN ” means the “Mobile Identification Number” which is assigned by a Home Carrier to each of its registered Customers.
1.48	“Mobile Originated Short Messaging Service” or “MOSMS” means to send short alphanumeric messages from a Customer’s or End User’s handset.
1.49	“Mobile Terminated Short Messaging Service” or “MTSMS” means to receive short alphanumeric messages on a Customer’s or End User’s handset.
1.50	“MSID ” means the mobile station identifier that is assigned by a Home Carrier to each MDN of its registered Customers.
1.51	“NID ” means the five digit code assigned by a network operator that is used in conjunction with the SID to identify a coverage area.
1.52

“North American Numbering Plan” means for purposes of this Agreement, the format for telephone numbers in the United States, Puerto Rico, Guam, U.S. Virgin Islands and Canada that is a system of 10-digit numbers that uniquely identify every telephone connection in North America.

1.53	“PCS Service” means the Wireless Service provided by the Company using the Company Systems that includes voice service, MOSMS, MTSMS, Toll, and *** Service. PCS Service does not include roaming.
1.54

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or entity or Governmental Authority (as such term is defined in the CDMA Build-Out Agreement).

1.55

“Pre-Call Validation” or “PV” means call validation that occurs between the Serving Carrier and Home Carrier switches before a call is connected, with the purpose of detecting and blocking fraudulent call attempts.

1.56

“Private Label Service” means the Wireless Service provided by a Person to such Person’s End Users under such Person’s label, brand and marks, utilizing the Wireless Service provided to such Person by Sprint.

1.57	“Private Label Service Agreement” means any agreement between Sprint and a Person whereby that Person provides Wireless Service supplied by Sprint under such Person’s label, brand and marks.
1.58	“Private Label Service Provider” means any Person, other than Sprint or the Company, who provides Private Label Service to an End User.

1.59	“PRL ” means the preferred roaming list used by a Person to establish the network preference by which its Customers obtain Wireless Services.
1.60	“Proposed Buyer” has the meaning set forth in Section 4.3.3.
1.61	“Restated Agreements” has the meaning set forth in Section 4.3.3.
1.62	“Roamer ” means a retail or wholesale Customer who seeks Wireless Service in a geographic area outside the area served by its Home Carrier, but within the geographic area served by another Party.
1.63	“Roaming Light On/Off” means that the roaming indicator light on the handset of a Customer or End User is on or off, as applicable, while seeking Wireless Service in a particular area.
1.64

“Serving Carrier” means a Party who provides Wireless Service for registered Customers of the other Party while such Customers are out of their Home Carrier’s geographic service area and in the geographic service area where the Serving Carrier directly or through subsidiaries holds a license or permit for a domestic public wireless radio telecommunication system and station.

1.65	“SID ” means the five-digit code assigned to each Market by the FCC for each license issued to wireless carriers. SID refers to the Market, not the actual signal code transmitted in a Market.
1.66	“Spectrum ” has the meaning set forth in the preamble.
1.67	“Spectrum Lease” means the Spectrum Lease Agreement dated of even date herewith between Sprint and the Company.
1.68	“Sprint Communications Company” has the meaning set forth in Section 10.2.
1.69	“Sprint ” has the meaning set forth in the preamble.
1.70

“Sprint Customer” means any Person purchasing Wireless Service directly from Sprint or its Affiliates, under the Sprint brand name (but not including any customer of a Sprint Roaming Alliance Participant, or any customer of any other entity using the Sprint designation), from a Private Label Service Provider pursuant to a Private Label Service Agreement, or from a Sprint Network Affiliate; provided that in each case, the handset of such person is both CDMA compatible and is programmed with Sprint’s national PRL.

1.71	“Sprint Group Members” has the meaning set forth in the preamble.
1.72

“Sprint Network Affiliate” means any Person (other than a Sprint Roaming Alliance Participant) that Sprint has entered into a contract with to manage portions of the Sprint System and offer Sprint products and services under a license owned either by Sprint or one of its Affiliates or under a license owned directly by that Person or one of its affiliates.

1.73	“Sprint Nextel” has the meaning set forth in Section 2.5(a) of the CDMA Build-Out Agreement.
1.74	“Sprint Systems” has the meaning set forth in the CDMA Build-Out Agreement.

1.75	“Sprint Roaming Alliance Participant” means any Person with whom Sprint has entered into a strategic roaming alliance on substantially similar terms to this Agreement and the CDMA Build-Out Agreement.
1.76

“Technical Data Sheet” means a document used by the roaming industry for Home Carriers to notify Serving Carriers, on a periodic basis, of technical information about the Home Carrier’s Markets including, but not limited to, the list of valid MBI combinations of its customers, SIDs, BIDs, market names and point codes.

1.77	“Territory ” means The United States of America.
1.78	“Transaction Documents” means this Agreement, the CDMA Build-Out Agreement and the Spectrum Lease.
1.79	“Transfer Notice” has the meaning set forth in Section 4.3.3.
1.80

“Transmitted SID” means the five-digit code transmitted by each wireless carrier in a Market. Each wireless carrier will, to the extent reasonably practicable, identify the Transmitted SID in its Technical Data Sheet. The Transmitted SID may or may not be the SID assigned to that particular Market, but must be a SID as defined and must either be owned by the carrier, or the carrier transmitting/sending the SID must have permission from the carrier that owns the Transmitted SID to transmit/send the Transmitted SID in the Market.

1.81	“*** Territory” has the meaning set forth in the CDMA Build-Out Agreement.
1.82

“Wireless Service” means domestic public wireless radio telecommunications service and any other available public radio services authorized under the FCC Rules (as defined in the CDMA Build-Out Agreement), or other licensing authority in other jurisdiction(s), including but not limited to *** Services ***.

2.	NOTICE

Unless otherwise specified in this Agreement, all notices required under this Agreement will be given in writing and all notices will be either personally delivered, sent via facsimile upon machine confirmation of receipt, or dispatched by certified mail return receipt requested to the persons specified below or to such other persons at such other addresses as either Sprint or the Company may designate by written notice to the other. For purposes of notification, the following addresses and facsimile numbers will be used:

(i)	If to Sprint or Spectrum:

Sprint Nextel Corporation

6200 Sprint Parkway

Overland Park, KS 66251

Attention: Vice President – Business Development and Strategy

Facsimile: (913) 762-7207

Copy to:

Sprint Nextel Corporation

2001 Edmund Halley Drive

Reston, Virginia  20191

Attention:  General Counsel

Facsimile:  (703) 433-4846

Copy to:

King & Spalding, LLP

1180 Peachtree Street, N.E.

Atlanta, Georgia 30309-3521

Attention:  Michael J. Egan and Susan J. Kolodkin

Facsimile:  (404) 572-5100

(ii)	If to the Company:

Alaska DigiTel, LLC

5350 Poplar Avenue

Suite 875

Memphis, TN 38119

Attention: Stephen Roberts

Facsimile: (901) 763-3369

Copy to:

Lukas, Nace, Gutierrez & Sachs, Chartered

1650 Tysons Blvd, Suite 1500

McLean, VA 22102

Attn: Thomas Gutierrez

Facsimile:  (703) 584-8696

(iii)	If to the Company Guarantor:

General Communication, Inc.

2550 Denali Street, Suite 1000

Anchorage, AK 99503

Attention: Corporate Counsel

Facsimile: (907) 868- 5676

Copy to:

Paul Hastings Janofsky & Walker LLP

1299 Pennsylvania Ave, NW

10th Floor

Washington, DC 20004

Attn: Carl Northrop

Facsimile: (202) 508-8570

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS
3.1	Representations and Warranties of Sprint
3.1.1

Sprint represents and warrants that it has been duly authorized by all necessary action to enter into the Transaction Documents to which it is a party, and that each of the Transaction Documents, when duly executed by the Parties, will constitute the legal, valid and binding obligation of Sprint, enforceable against it in accordance with its terms.

3.1.2

Sprint represents and warrants that it has obtained all consents and approvals required to be obtained from each Sprint Group Member as are necessary for Sprint to enter into this Agreement on behalf of such Sprint Group Member.

3.1.3

Sprint represents and warrants that (a) each of the Sprint Group Members is a licensee or permittee of the Domestic Public Wireless Radio Telecommunications System(s) and Station(s) shown on the attached Attachment I-A serving the area(s) referred to therein and (b) only Sprint Group Members will be authorized Home Carriers hereunder.

3.2	Representations and Warranties of the Company
3.2.1

The Company represents and warrants that (a) it has been duly authorized by all necessary action to enter into each Transaction Document to which it is a party, (b) each of the Transaction Documents to which it is a party, when duly executed by the Parties, will constitute the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms; and (c) the Company has adequate federal, state and local licenses to allow it to offer the Wireless Services, and that it will use all commercially reasonable efforts to maintain such licenses for the duration of this Agreement.

3.2.2

The Company represents and warrants that it has obtained all consents and approvals required to be obtained from each Company Group Member as are necessary for the Company to enter into this Agreement on behalf of such Company Group Member.

3.2.3

The Company represents and warrants that (a) each of the Company Group Members is a licensee or permittee of the Domestic Public Wireless Radio Telecommunications System(s) and Station(s) shown on the attached Attachment I-A serving the area(s) referred to therein and (b) only the Company Group Members will be authorized Home Carriers under this Agreement.

3.3	Representations and Warranties of the Company Guarantor
3.3.1

The Company Guarantor represents and warrants that (a) it has been duly authorized by all necessary action to enter into each Transaction Document to which it is a party, (b) each of the Transaction Documents to which it is a party, when duly executed by the Parties, will constitute the legal, valid and binding obligation of the Company Guarantor, enforceable against it in accordance with its terms; and (c) the Company has adequate federal, state and local licenses to allow it to offer the Wireless Services, and that it will use all commercially reasonable efforts to maintain such licenses for the duration of this Agreement

4.	CHANGE OF CONTROL AND MODIFICATIONS TO LICENSEE OR PERMITTEE PARTIES
4.1	Non-Substantial Modifications to Attachment I-A
4.1.1

In the event of *** Domestic Public Wireless Radio Telecommunication System(s) and Stations(s) by ***, may from time to time hereafter seek to amend Attachment I-A of this Agreement to *** upon written notice to the other and with the written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed.

4.1.2

In the event of ***, may from time to time hereafter seek to amend Attachment I-A of this Agreement *** upon written notice to the other Party and with the written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed. Approved additions will utilize rates *** in this Agreement.

4.1.3	Approved *** between such additional party or parties and all the existing Group Members as of the date set forth in an agreed upon amended Attachment I-A provided with the notice.
4.2

Except as provided in Section 4.3, in the case of ***, and Section 4.4, in the case ***, neither Party may sell, assign, transfer, or convey its interest in this Agreement or any of its rights or obligations hereunder without the written consent of the other Party.

4.3	Restrictions and Conditions on *** Restricted Transactions
4.3.1

Notwithstanding any implication to the contrary contained herein, *** will not enter into, or commit to enter into, *** Restricted Transaction prior to the completion (to the reasonable satisfaction of ***) of its build-out obligations under the Build-out Schedule.

4.3.2

Subject to Section 4.3.1, if *** desires to enter into a transaction that would constitute a Change of Control of ***, *** will notify *** in writing (the “Interest Notice”) prior to entering into any agreement with respect to the proposed transaction. The Interest Notice will include a reasonable description of the material terms and conditions of the proposed transaction in which *** is willing to engage, all of which will be commercially reasonable. *** will notify *** in writing as to whether *** intends to enter into the proposed Change of Control transaction with *** on terms and conditions that are substantially similar to the terms and conditions set forth in the Interest Notice. If *** delivers notice in accordance with the foregoing sentence, the Parties will negotiate in good faith to consummate a transaction *** notice. ***, Sprint will be deemed *** under this

Section 4.3.2, and *** may proceed with another Proposed Buyer (as hereinafter defined) on substantially similar terms to those set forth in the Interest Notice, subject to the remainder of this Section 4.3. *** change results in a value that is *** contained in the Interest Notice or non-financial terms that are materially different than those contained in the Interest Notice, *** will re-offer the transaction to *** in accordance with this Section 4.3.2 before proceeding with a Proposed Buyer.

4.3.3	*** declines *** any *** Restricted Transaction, or *** any *** Restricted Transaction that is not a Change of Control:
(1)

*** will provide written notice (the “Transfer Notice”) of the proposed *** Restricted Transaction, which will identify the proposed buyer, assignee or transferee (the “Proposed Buyer”), and will include, to the extent available to ***, copies of the audited financial statements of the Proposed Buyer for *** date (or unaudited financial statements for all or any portion of such period to the extent that audited financial statements are not available), ***, but *** the anticipated closing date. In addition to the foregoing, upon the written request of ***, *** will promptly deliver to *** such information with respect to such Proposed Buyer as is reasonably available to ***, and is reasonably requested by *** to evaluate the ability of the Proposed Buyer to assume the obligations of *** under the Transaction Documents.

(2)

In the case of a proposed *** Restricted Transaction described in clause (c) or (d) of the definition of Change of Control (or a *** Restricted Transaction that is not a Change of Control), *** (in addition to providing the Transfer Notice) will cause the Proposed Buyer to assume all of the obligations of *** under the Transaction Documents with respect to the transferred or otherwise affected Markets. In the case of a proposed *** Restricted Transaction described in clause (a) or (b) of the definition of Change of Control where *** does not survive the transaction, the Parties intend that the Proposed Buyer will assume by operation of law all of the obligations of *** under the Transaction Documents with respect to the transferred or otherwise affected Markets. If *** does not survive the transaction, and if the Proposed Buyer is not deemed to have assumed all of the obligations of *** under the Transaction Documents, *** will take all actions necessary to cause the Proposed Buyer to assume such obligations.

(3)

*** the Transfer Notice and the written agreements described in subsection (2) above, *** will have the right, by delivery of written notice to ***, to either (x) continue under the Transaction Documents with the Proposed Buyer (making whatever modifications to the Transaction Documents, if any, may be necessary to take into account the identity of the Proposed Buyer), (y) terminate the Transaction Documents either in their entirety or with respect to the transferred or otherwise affected Market(s), or (z) amend and restate the Transaction Documents, as applicable, to be effective upon the consummation of *** Restricted

Transaction, on terms substantially similar to the terms set forth in Schedule 4.3.3 hereto, and on such other terms and conditions as may otherwise be agreed upon by the Parties in good faith negotiations (the “Restated Agreements”). *** elects *** in accordance with clause (y) above (either in whole or in part), the effective date of the termination will be *** of its termination notice (or, if earlier, (I) on the date this Agreement terminates in accordance with Section 5.1, or (II) on the date *** whatever *** deems reasonably necessary in light of the termination of the Transaction Documents). During such *** (or ***) period, the Parties (and the Proposed Buyer) will operate under the Restated Agreements (which will be finalized by the Parties as soon as reasonably practicable after the delivery by *** of its termination notice, and will be assumed by the Proposed Buyer in accordance with subsection (2) above). Notwithstanding any implication to the contrary contained herein or in the CDMA Build-Out Agreement, *** to terminate the Transaction Documents, the covenant contained in the first sentence of Section 2.5(a) of the CDMA Build-Out Agreement will terminate, and will have no further force or effect, *** of its termination notice.

4.4

If *** enters into a Change of Control transaction described in clause (c) or (d) of the definition of Change of Control, *** will promptly notify ***, and will cause the proposed transferee to assume all of the obligations of *** under the Transaction Documents with respect to the transferred or otherwise affected Markets. If *** a Change of Control transaction described in clause (a) or (b) of the definition of Change of Control, and ***, the Parties intend that the transferee will assume by operation of law all of the obligations of *** under the Transaction Documents with respect to the transferred or otherwise affected Markets. If *** does not survive the transaction, and if the transferee is not deemed to have assumed all of the obligations of *** under the Transaction Documents, *** will take all actions necessary to cause such transferee to assume such obligations.

5.	TERM AND TERMINATION
5.1

The initial term of this Agreement (the “Initial Term”) will commence on the Effective Date and, except as otherwise provided in Sections 4.3.2, 4.3.3 and this Article 5, *** In-Service Date. At the end of the initial term of this Agreement, this Agreement will *** (each, a “Renewal Term”) until such time as either Sprint or the Company terminates this Agreement, with or without cause, in accordance with the following sentence. Notwithstanding the foregoing, either Party may terminate this agreement at the end of the Initial Term or any Renewal Term by providing *** to the other Party. If a termination notice is delivered in accordance with the preceding sentence, then, notwithstanding the provisions of Section 2.5 of the CDMA Build-Out Agreement, upon delivery of such notice (a) *** will be permitted to install an Overbuild Network (as defined in the CDMA Build-Out Agreement) during the remainder of the Initial Term or the then-applicable Renewal Term and (b) for the remainder of the Initial Term or the then-applicable Renewal Term (and for a period of 12 months thereafter), the

Parties will operate under transaction documents that are substantially similar to the Restated Agreements (other than with respect to term) (which such transaction documents will be finalized by the Parties as soon as reasonably practicable after the delivery of the termination notice). If the Parties fail to enter into a Renewal Term, then at the end of the Initial Term or the then-applicable Renewal Term, as the case may be, *** into a new agreement *** Markets *** at the rates *** and on other terms and conditions that are substantially similar to the terms and conditions of ***; provided that *** will continue to meet and provide, as the case may be, during the *** performance standards and the core features and services being met and provided by *** pursuant to Sections 2.3 and 2.4 of the CDMA Build-Out Agreement at the effective date of the termination of this Agreement.

5.2

In the event of a default (as described in Section 6.1 or 6.2) under this Agreement by ***, this Agreement may be terminated by *** (a) following the expiration of the cure period provided in Section 6.1 in the case of a default under Section 6.1 and (b) immediately in the case of default under Section 6.2, in each case, upon written notice to ***.

5.3

In the event of a default (as described in Section 6.1 or 6.2) under this Agreement by ***, this Agreement may be terminated by *** (a) following the expiration of the cure period provided in Section 6.1 in the case of a default under Section 6.1, and (b) immediately in the case of default under Section 6.2, in each case, upon written notice to ***.

5.4

In the event of a change by state or federal licensing authorities banning or severely impairing the use of Roamer service by substantially all of the *** Group Members or substantially all of *** Group Members, this Agreement may be terminated by either Party upon the delivery of written notice to the other Party; provided, however, that any such notice must be delivered *** by state or federal licensing authorities, and the termination will be effective on the effective date of such change.

5.5

In the event of the early termination of the CDMA Build-Out Agreement, this Agreement may be terminated by either Party upon the delivery of written notice to the other Party; provided that such Party is not in material breach of any of the Transaction Documents at the time of such notice, and provided further that any such termination will be effective on the effective date of the termination of the CDMA Build-Out Agreement. In the event of termination under this Section 5.5, Sprint and the Company will enter into *** in their respective Markets *** at the rates set forth in this Agreement for *** and on other terms and conditions that are substantially similar to the terms and conditions of *** agreement; provided that *** will continue to meet and provide, as the case may be, *** the performance standards and the core features and services being met and provided by *** pursuant to Sections 2.3 and 2.4 of the CDMA Build-Out Agreement at the effective date of the termination of this Agreement.

5.6	In the event of a material breach by *** of its obligations under the Spectrum Lease and the early termination of the Spectrum Lease by ***, *** may terminate this Agreement upon the delivery of written notice to ***; provided that *** is not in material breach of any of the Transaction Documents at the time of such notice, and provided further any such termination will be effective on the effective date of the termination of the Spectrum Lease. In the event of termination under this Section 5.6, *** and *** will continue to provide *** services to each other in those Markets where they are licensed to provide Wireless Service on a non-preferred basis at the rates set forth in this Agreement ***, pending the negotiation, in good faith, of a new roaming agreement on a non-preferred basis.

5.7

The suspension or termination of this Agreement will not affect the rights and liabilities of the Parties and their respective Group Members under this Agreement with respect to all Authorized Roamer charges incurred prior to the effective date of such termination or suspension.

5.8

The Parties agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties will be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof.

5.9

Termination of this Agreement for any reason will not relieve any Party of any liability that at the time of termination has already accrued to such Party or that thereafter may accrue in respect of any act or omission prior to such termination, or the survival of any right, duty or obligation of any Party which is expressly stated elsewhere in this Agreement to survive termination hereof.

6.	DEFAULT

A Party will be in default under this Agreement upon the occurrence of any of the following events:

6.1	A material breach of any term of this Agreement by such Party or its Group Member, which remains uncured *** following the receipt of written notice of the breach from the non-breaching Party;
6.2	Voluntary liquidation or dissolution of either Party;
6.3

A final order by the FCC revoking or denying renewal of a Wireless Service license or permit granted to such Party which, individually or in the aggregate, are material to the performance of such Party under any of the Transaction Documents; or

6.4

Such Party or, in the case of the Company, the Company Guarantor (a) filing pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a substantial portion of such Party’s (or the Company Guarantor’s) property, (b) has filed against it, pursuant to a statute of the United States or of any state, a petition for bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee for all or a portion of such Party’s (or the

Company Guarantor’s) property, provided that *** such Party (or the Company Guarantor) fails to obtain a discharge thereof, or (c) making an assignment for the benefit of creditors or petitioning for, or voluntarily entering into, an arrangement of similar nature, and provided that such filing, petition, or appointment is still continuing.

7.	DISPUTE RESOLUTION
7.1

Dispute Resolution Procedures. In the event of any controversy or claim of any nature arising out of or relating to this Agreement or the breach, termination or validity thereof, whether based on contract, tort, statute, fraud, misrepresentation or any other legal or equitable theory, or any subject matter governed by this Agreement (a “Dispute”) the Parties agree to comply with the dispute resolution procedure set forth in this Article 7.

7.2	Continued Performance. Each Party will continue performance during the pendency of any Dispute, until the effective date of any termination of this Agreement under Article 5.
7.3

Notification and Response. If a Party has a Dispute, that Party will provide written notification to the other Party in accordance with Article 2, in the form of a claim identifying the issue or amount disputed and including a detailed reason for the claim. The Party against whom the claim is made will respond in writing to the claim *** of the notice of claim.

7.4	Escalation Procedure:
7.4.1

At the written request of one of the Parties, each Party will identify a knowledgeable, responsible representative with settlement authority to meet and negotiate in good faith to resolve the Dispute. The business representatives will meet (either by phone or in person) and attempt to resolve the Dispute *** the written request.

7.4.2

If the business representatives cannot resolve the Dispute ***, then the Dispute will be resolved in accordance with the remedies available at law or at equity, subject to the remainder of this Article 7.

7.5

Waiver of Jury Trial. Each Party waives its right to a jury trial in any court action arising among the Parties, whether under this Agreement or otherwise related to this Agreement, and whether made by claim, counterclaim, third party claim or otherwise.

7.6

Arbitration. If for any reason the jury waiver set forth in Section 7.5 is held to be unenforceable, the Parties agree to binding arbitration under the applicable commercial rules of the American Arbitration Association and 9 U.S.C. § 1, et seq. Any arbitration will be subject to the Choice of Law provision set forth in Section 7.7. Discovery in the arbitration will be governed by the Federal Rules of Civil Procedure. The determination of the arbitrator will be final, binding and conclusive upon the Parties and enforceable in a court of competent jurisdiction. The agreement of each Party to waive its right to a jury trial will be binding on its successors and assignees.

7.7	Choice of Law. This Agreement will be construed in accordance with the substantive laws of the State of Kansas, but not its rules relating to conflicts of laws.
7.8

Attorney’s Fees. The prevailing Party in any Dispute will be entitled to reasonable attorney’s fees and costs, including reasonable expert fees and costs. This provision will not apply if the prevailing Party rejected a written settlement offer that exceeds the prevailing Party’s recovery.

8.	INDEMNITY

Each Party hereby agrees to indemnify the other Party and such Party’s Group Members and Affiliates (including, ***), together with their partners, members and any and all of their officers, directors, employees, agents, parent companies, subsidiaries, shareholders, and/or affiliates, against, and hold them harmless from, any and all third party claims, suits, demands, losses and expenses, including attorneys’ fees and disbursements, which may result in any way whatsoever from the indemnifying Party’s breach of its obligations under this Agreement, including the denial or provision of Roamer or local Wireless Service to any wireless telephone in violation of the terms of this Agreement.

9.	MISCELLANEOUS
9.1

Additional Terms and Provisions. Certain additional and supplemental terms and provisions of this Agreement, if any, are set forth in the Addendum to Strategic Roaming Agreement attached hereto and incorporated herein by reference.

9.2

No Partnership Or Agency Relationship Created. Nothing contained in this Agreement will constitute the Parties as partners with one another or render any Party liable for any debts or obligations of any other Party (except to the extent specifically provided in this Agreement), nor will any Party hereby be constituted the agent of any other Party.

9.3

Compliance with Laws. The Parties will comply with, conform to, and abide by all applicable laws, regulations, rules and orders of all governmental agencies and authorities, and agree that this Agreement is subject to such laws, regulations, rules and orders. All references in this Agreement to such laws, regulations, rules and orders include any successor provision. If any amendment to or replacement of the same materially alters the benefits, rights, and duties of the Parties hereunder, the Parties agree to negotiate in good faith an amendment to this Agreement to restore the respective positions of the Parties to substantially the same point as existed prior to such amendment or replacement.

9.4

Good Faith Efforts to Fulfill Obligations. The Parties agree to use their respective good faith efforts to fulfill all of their obligations under this Agreement. If additional agreements or modifications are necessary to effectuate the intent of this Agreement, Sprint and the Company will negotiate with each other in good faith. In no event, however, is either Sprint or the Company obligated to amend this Agreement or enter into other agreements if the efforts to negotiate in good faith do not result in such an amendment or other agreement that is satisfactory to both Parties.

9.5

Unenforceability. If any part of this Agreement is held to be invalid or unenforceable, such determination will not invalidate any other provision of this Agreement, to the greatest extent permitted by applicable law, so long as the economic and legal substance of this Agreement is not affected in any manner adverse to any Party.

9.6

Amendment. This Agreement, all appendices and attachments referenced herein or attached hereto and the Technical Data Sheets as they may be amended from time to time constitute the full and complete agreement of the Parties. Any prior agreements among the Parties with respect to the subject matter covered herein are hereby superseded. Except as otherwise provided in Sections 2.1(b) and 2.7 of the CDMA Build-Out Agreement, this Agreement may not be modified, except by a written document signed by a duly authorized representative of each of Sprint and the Company.

9.7

Waiver. Waiver of any breach of any provision of this Agreement must be in writing signed by Sprint in the case of a breach by the Company or a Company Group Member, or by the Company in the case of breach by Sprint or a Sprint Group Member, and such waiver will not be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision. The failure of a Party to insist upon strict performance of any provision of this Agreement or any obligation under this Agreement will not be a waiver of such Party’s right to demand strict compliance therewith in the future.

9.8

Fees for Sprint Services. The Company is solely responsible for development and maintenance, and any related costs or expenses, of its own network and any necessary labor or material required to modify the Company Systems so that the Company can provide near real time billing data for voice traffic compatible with nationally standardized platforms. Subject to Sprint’s availability and the Parties execution of a mutually acceptable purchase order, the Company may, at the Company’s sole discretion utilize Sprint’s consulting services at Sprint’s then-current rates.

9.9	Sprint Services Fee.
9.9.1

Sprint will review and monitor the Company’s compliance with the CDMA Build-Out Agreement, including the following sections: Section 2.1 “Construction”; Section 2.2 “Interoperability”; Section 2.3 “Network Performance Standards”; and Section 2.4 “Core Features and Services” along with the schedules referenced therein. The nature and extent of Sprint’s review and monitoring will be as determined by Sprint in its sole discretion. Notwithstanding any implication to the contrary contained in this Section 9.9.1, any failure by the Company to comply with its obligations under the CDMA Build-Out Agreement will be the sole responsibility of the Company regardless of any act or omission of Sprint under this Section 9.9.1, and the Company waives any right it may have to assert any claim against Sprint for failure to adequately monitor or review the Company’s compliance with the CDMA Build-Out Agreement.

9.9.2	The Company will make the following payments to Sprint by wire transfer of immediately available funds in consideration of the services described in Section 9.9.1 per the following schedule:
9.9.2.1	$*** upon execution of this Agreement
9.9.2.2	Payment of the following amounts not later than December 15 of the applicable year: (a) ***- $***
(b) ***- $***

  (c) ***- $***

  (d) ***- $***

9.10

Headings. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

9.11	Capitalized Terms. Initial capitalized terms have the meaning as defined in Section 1 or as set forth in the section of this Agreement where referenced.
9.12	Execution in Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.
9.13

Force Majure. Neither Party will be responsible for any delay or failure in performance of any part of this Agreement to the extent that such delay is caused by reason of acts of God, wars, revolution, terrorism, civil commotion, acts of public enemy, embargo, acts of government in its sovereign capacity, epidemics, pandemics, labor difficulties, including without limitation, strikes, slowdowns, picketing or boycotts, or any other circumstances beyond the reasonable control and not involving any fault or negligence of the Party affected (“Condition”). If any such Condition occurs, (a) the Party affected, upon giving prompt notice to the other Party, will be excused from such performance on a day-to-day basis during the continuance of such Condition (and the other Party will likewise be excused from performance of its obligations on a day-to-day basis during the same period), provided, however, that the Party so affected will use commercially reasonable efforts to avoid or remove such Condition and both Parties will proceed as soon as is reasonably practicable with the performance of their obligations under this Agreement whenever such causes are removed or cease (subject to the other Party’s rights under clause (b) of this Section 9.13); and (b) the other Party will have the right, during the continuance of such Condition, and for a reasonable period of time following receipt of notice of the termination of such Condition, to secure alternative means (whether through an alternative provider or otherwise) to satisfy the obligations of the affected Party that are not being satisfied as a result of the Condition.

9.14

Publicity. Except as provided in Article 10, neither Party will (and the Company will cause the Company Guarantor not to) publicly announce the existence of any of the Transaction Documents or their terms and conditions without the prior consent of the other Party, which may be withheld in its sole discretion; provided, that the foregoing will not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with accounting or Securities and Exchange Commission disclosure obligations or applicable FCC disclosure obligations.

9.15

Authorized Representative. For the purposes of this Agreement, Sprint will be the authorized representative of the Sprint Group and the Company will be the authorized representative of the Company Group.

9.16

Confidential Information. The provisions of Section 3.4 of the CDMA Build-Out Agreement are hereby incorporated by reference into this Agreement (without regard to whether the CDMA Build-Out Agreement has been terminated). Upon the written request of a Party, the other Party must return all Confidential Information, as defined in the CDMA Build-Out Agreement, to the requesting Party, or at the option of requesting Party, the other Party must destroy such Confidential Information and provide the requesting Party with written certification of destruction.

9.17

Limitation of Damages. Neither Party will be liable to the other Party (or their respective Indemnified Persons) for consequential (including without limitation loss of profits or savings), incidental, special, exemplary, punitive, or any other indirect damages, even if informed of the possibility that they may be incurred; provided, however, that this Section 9.17 will not restrict the rights of any Sprint Indemnified Person or Company Indemnified Person, as the case may be, to recover any such damages it has been required to pay to third parties.

9.18

Agreement Non-Exclusive. This Agreement is a non-exclusive arrangement between Sprint and the Company. Except as provided in Appendix I with respect to preferences, nothing contained in this Agreement is intended or should be construed to preclude or limit a Party from obtaining from or providing to a third party Wireless Service of a type available or required to be provided under this Agreement. This Agreement is entered into solely for the benefit of the Parties and no person other than the Parties, their respective successors, and to the extent provided herein, the persons entitled to indemnification pursuant to this Agreement, may exercise any right or enforce any obligation hereunder.

9.19

Resale of Services. *** will not resell *** System under this Agreement. *** may resell *** System under this Agreement; provided that the rates that the Company will charge Sprint for purposes of reselling *** System are set forth on Table *** and *** will provide *** with written notice *** such resale activities.

9.20

No Third Party Beneficiaries. This Agreement is entered into solely for the benefit of the Parties and no person other than the Parties, their respective successors, and (to the extent provided in Article 8) the persons entitled to indemnification pursuant to Article 8, may exercise any right or enforce any obligation hereunder.

9.21

Company Guarantor Guaranty. The Company Guarantor hereby irrevocably and unconditionally guarantees, for the benefit of Sprint (a) the performance by the Company of its obligations under the Transaction Documents; and (b) the accuracy and completeness of the representations and warranties made by the Company in any of the Transaction Documents. The Company and the Company Guarantor agree that Sprint will not be required to assert any claim or causes of action against the Company before asserting a claim or cause of action against the Company Guarantor. The guaranty contained in this Section 9.21 will not be affected, modified or impaired by any circumstance or event.

9.22

Other SRAs. The Company will negotiate in good faith to enter into roaming agreements with other Sprint Roaming Alliance Participants, on terms that are commercially reasonable, including rates that are not greater than the rates set forth in Table 3A (unless both the Company and the applicable Strategic Alliance Participants agree to higher rates).

9.23

GCI Company Acquisition. Sprint agrees to the consummation of a GCI Company Acquisition and no other consents or approvals by Sprint are required under the Transaction Documents for a GCI Company Acquisition.

9.24

Long Distance Revenue. Sprint and the Company Guarantor will execute an amendment to the Wholesale Services Data and Private Line Agreement, ***, as amended, pursuant to which Sprint will be the preferred carrier for all MultiProtocol Layer Switching (MPLS) traffic.

10.	USE OF TRADEMARKS AND MARKETING
10.1

Permission to Use Trademarks. Sprint Spectrum grants to the Company non-exclusive permission to use and display the Sprint Rural Alliance Member Designation set forth on Appendix II, which includes the Sprint name and logo design trademarks (the “Designation”), for purposes consistent with this Agreement. The Company will not assign or sublicense the Designation without prior written consent of Sprint Spectrum, which Sprint Spectrum may withhold in its sole discretion. The Company acquires no interest in the Designation through the use. No other use of Sprint Spectrum’s trademarks (or the trademark of any Affiliate of Sprint Spectrum or Sprint Nextel) is permitted.

10.2

Restrictions on Use. The Company’s use of the Designation is restricted to advertising materials. The Company agrees to always use the Designation in its entirety and in accordance with the Sprint Rural Alliance Guidelines attached to Appendix II. The Company will not use the Designation in whole or in part in its trade name, domain name(s), website metatag or similar programming tools, “vanity” telephone numbers, phone, directory-assistance listings or on business stationery, including business cards, signage or billing statements.

10.3

Ownership. Sprint Spectrum, Sprint Nextel and their respective Affiliates own all right, title and interest in the Designation and the goodwill associated with it. The Company acquires no rights in the Designation except those limited rights expressly granted under this Agreement. Any goodwill derived from the Company’s use of the Designation will inure to Sprint Spectrum’s benefit. The Company will not, directly or indirectly, contest the validity of the Designation or Sprint Spectrum’s rights in it and will not register or attempt to register the Designation in whole or in part or any confusingly similar variation.

10.4	Enforcement and Defense.
10.4.1

Sprint Spectrum Controls Enforcement. The Company will notify Sprint Spectrum of any infringement or unauthorized use of the Designation in any form of which the Company has knowledge. Sprint Spectrum, at its sole discretion, will determine how it will respond.

10.4.2

Sprint Spectrum Controls Defense. Sprint Spectrum will defend and settle any trademark infringement claim relating to the Designation at Sprint Spectrum’s expense. Sprint Spectrum may terminate the Company’s permission to use any portion of the Designation to settle any claim. The Company will not defend any claims without the prior written consent of Sprint Spectrum, which Sprint Spectrum may withhold in its sole discretion.

10.5	Quality Control. The Company will:
10.5.1	maintain a consistently high quality for the products and services offered in connection with the Designation;
10.5.2	adhere to the guidelines provided by *** and any other *** may from time to time communicate to ***;
10.5.3	comply with all applicable laws and regulations governing the operation of the business and the use of the Designation and trademarks that are included in it;
10.5.4	not combine the Designation in whole or in part with other marks to create a new unitary mark;
10.5.5	not alter or modify the Designation in whole or in part in any way;
10.5.6	without limiting the obligations under Section 10.6 below, at Sprint Spectrum’s request, submit representative samples of the Company’s use of the Designation to Sprint Spectrum; and
10.5.7	promptly notify Sprint Spectrum of any known, suspected, or potential violation of this Article 10.

10.6

Sprint Spectrum’s Prior Approval. The Company will provide examples to Sprint Spectrum of each proposed use of the Designation prior to its use by the Company. Sprint Spectrum will have the right of prior approval, which Sprint Spectrum may withhold in its sole discretion, with respect to each form of use of the Designation.

10.7	Identification of Company. The Company will identify itself at all times by its own name and may not identify itself as Sprint Spectrum or as a Sprint Nextel Affiliate.
10.8

Press releases. The Company will not issue press releases about Sprint Nextel or its Affiliates, or any of their respective products, services, or customers, except with the prior written approval of Sprint Nextel.

10.8.1

The Company may use the Sprint Rural Alliance Member designation described in Appendix II in accordance with the terms and conditions of this Agreement. One or more Sprint Nextel trademarks are included in the designation.

10.8.2	Sprint Nextel may claim the Company SRA Market as part of its Sprint Vision® coverage territory claim in its marketing.
10.8.3	Except as provided in this Section 10 or in Appendix II, neither Sprint Nextel nor the Company has the right to use the intellectual property of the other party.

-SIGNATURES ON THE FOLLOWING PAGE-

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

SPRINT SPECTRUM L.P., on its own behalf for purposes of Section 10 of this Agreement only, and generally as authorized agent for WirelessCo, L.P.

By:	/s/ Christopher G. Weasler
Print:	Christopher G. Weasler
Title:	Vice President
Date:	October 30, 2007

ALASKA DIGITEL, LLC

By:	/s/ Stephen M. Roberts
Print:	Stephen M. Roberts
Title:	President
Date:	October 30, 2007

COMPANY GUARANTOR:

GENERAL COMMUNICATION, INC.

By:	/s/ William C. Behnke
Print:	William C. Behnke
Title:	Senior Vice President
Date:	October 31, 2007

APPENDIX I TO

STRATEGIC ROAMING AGREEMENT

GENERAL TERMS AND CONDITIONS FOR ROAMING

1.	PROVISION OF SERVICE
1.1

Each Party will provide (and will cause its Group Members to provide), to any Authorized Roamer who so requests, Wireless Service in accordance with the rates and services set forth in Attachment I-B hereto, pursuant to the terms and conditions of this Agreement. Except as required and agreed upon in the CDMA Build-Out Agreement, the Serving Carrier will not be required by this Agreement to modify or supplement its System in any way to address any incompatibility in the technologies used by the Serving Carrier and the Home Carrier that may preclude the provision of Wireless Service to an Authorized Roamer; provided, however, that Sprint and the Company will use commercially reasonable efforts to implement modifications to permit enhanced roaming (i.e., data, push-to-talk, SMS) for the Company Customers homed to the Company SRA Market (but, for purposes of clarification, Sprint has no such obligation with respect to the Company Customers homed to markets other than the Company SRA Market).

1.2

Notwithstanding anything in this Agreement to the contrary, a Serving Carrier may suspend service to an Authorized Roamer, but such suspension will not affect the rights and obligations of the Parties for Wireless Service furnished hereunder prior to such suspension.

1.3

In connection with its Wireless Service to Roamers, no Serving Carrier will use recorded announcements or other inducements for an Authorized Roamer to discontinue the Wireless Service of its Home Carrier or, unless otherwise authorized herein, Roamer’s use of a Serving Carrier’s system.

1.4

If a Home Carrier provides the capability *** to allow Non-Domestic calls for individual MSID/ESN combinations and passes the appropriate feature profile to the Serving Carrier, then Non-Domestic calls will be allowed for those specific MSID/ESN combinations authorized by the Home Carrier. The Serving Carrier will indemnify and defend the Home Carrier for Non-Domestic calls placed contrary to this provision. Home Carrier will indemnify the Serving Carrier for any Non-Domestic calls permitted in compliance with such IS-41 messaging instructions.

1.5	Preference
1.5.1

Subject to Section 1.5.2, where technically feasible (as determined by Sprint in its reasonable discretion), Sprint will use commercially reasonable efforts to program the handsets of all Sprint Customers and End Users so the Sprint Customers’ and End Users’ handsets will automatically prefer, while roaming (i.e., no Wireless Service from Sprint or any Sprint Network Affiliate is available), the Transmitted

SIDs of the Company and the Company Group Members in the Company SRA Market that are part of the Company Systems over the Transmitted SIDs of any other Sprint roaming partner not a party to this Agreement (in each case, to the extent such roaming partner is providing Wireless Service through a *** System in the Market in question). Notwithstanding any implication to the contrary contained herein, the preference described in this Section 1.5.1 will apply only to *** Systems, and will not apply to any other System.

1.5.2

If Sprint Nextel or any of its Controlled Affiliates acquires a business or entity that is already operating, or plans to operate pursuant to Prior Committed Construction, a *** System in the Company SRA Market (an “After Acquired System”), then from and after the date of acquisition of the After Acquired System, Sprint and its Controlled Affiliates will only be required to prefer (as such term is used in Section 1.5.1) the Company System in the Company SRA Market over the After Acquired System for those Sprint Customers and End Users who are homed outside the Company SRA Market (and then, only to the extent Sprint is required to prefer a particular Market within the Company SRA Market in accordance with Section 1.5.1). Sprint will not be required to prefer (or, in the case of one of Sprint's Controlled Affiliates, to cause such Controlled Affiliate to prefer) the Company's System over the After Acquired System in the Company SRA Market for any other customers, including but not limited to the customers of the After Acquired System and Sprint Customers and End Users homed inside the Company SRA Market. Sprint will have no obligation to the Company with respect to customers of the After Acquired System who do not meet the definition of Sprint Customers.

1.5.3

Sprint will perform an Over the Air Parameter Administration (“OTAPA”) push to all Sprint OTAPA capable subscriber phones of the unique Transmitted SIDs of the Company and the Company Group Members in the Company SRA Market *** the In-Service Date.

1.6

Where technically feasible (as determined by Sprint in its sole discretion), Sprint Customers and End Users will have their Roaming Lights Off in the *** Territory. Sprint Customers and End Users will have their Roaming Lights On in all other Markets within the Company SRA Market. In connection with the foregoing, the Company will use different SID/NID combinations of Transmitted SIDs in the *** Territory on the one hand, and in the *** Territory and the *** Territory (including the Satellite Sites) on the other hand. On or prior to the Effective Date, the Company has provided Sprint with a complete list of the SID/NID combinations in the Company SRA Market. The Company will notify Sprint in writing *** of any changes to the SID/NID combinations in the Company SRA Market.

1.7

Where technically feasible (as determined by the Company in its reasonable discretion), the Company will program the handsets of Company Customers and End Users so the Company Customers’ and End Users’ handsets will automatically prefer, while roaming (i.e., no Wireless Service from the Company is available), the Transmitted SIDs of Sprint in the Sprint Markets identified in

Attachment I-A, over the Transmitted SIDs of any other Company roaming partner not party to this Agreement.

1.8	The Company will offer Sprint *** Market. Sprint, at its sole discretion, *** the Company, may elect to accept or reject the lower roaming rates.
1.9

Each Party will have the right, on an annual basis during the term of this Agreement, to retain a third party to conduct an audit of the other Party’s PRL system solely to confirm compliance with the roaming preference provisions set forth in this Appendix I.

2.	DIVISION OF REVENUE
2.1

Each Home Carrier, whose Customers (including, for purposes of this Section 2.1, the customers of its resellers) receive Wireless Service from a Serving Carrier as Authorized Roamers under this Agreement, will pay that Serving Carrier ***% of that Serving Carrier’s charges for the provided Wireless Service set forth in Attachment I-B ***. The rates set forth in Attachment I-B will apply to any SID/BIDs referenced on Attachment I-A. If a SID/BID is not referenced on Attachment I-B, then any “current rates” that are in place between SID/BID combinations will continue until the new SID/BIDs are added to this Agreement at an agreed upon rate. If there are no current rates in effect, then default rates per each Party’s Technical Data Sheet will apply until the new SID/BIDs are added to this Agreement.

2.2

Requests to add a Market pursuant to Section 4.1 of this Agreement will be given in accordance with Section 2 of this Agreement. The rates set forth in Attachment I-B will become available to the Home Carrier’s approved newly acquired Market(s) following *** after the approval in accordance with Section 4.1 of this Agreement, *** approval.

2.3

Sprint or the Company may from time to time hereafter seek to amend Attachment I-A of this Agreement to split a SID into multiple BIDs upon *** written notice to the other Party. BID additions will utilize rates previously used by the SID provided the BIDs cover the same geographic area as the prior SID.

2.4

If an incorrect roaming rate is charged by the Serving Carrier to the Home Carrier in the Markets listed in Attachment I-A, the Serving Carrier will refund all amounts in excess of the rates in Attachment I-B hereto back to the Home Carrier *** the Home Carrier. Each Serving Carrier will have *** to invoice for amounts in excess of the contract rate. There will not be any refunds for any undercharges by a Serving Carrier under any circumstances.

3.	EXCHANGE OF INFORMATION
3.1

Each Party’s Technical Data Sheet contains Attachment I-A’s list of the valid MBIs used by the Home Carrier to identify its respective Customers. Except as specifically set forth herein, these MBIs will be accepted by the other Party. Each MBI is and will be within the entire line number range ***, or a specified portion thereof. Each Party will be responsible for all billings otherwise properly made under this Agreement to any number listed by such Party within the range or ranges specified by it in its Technical Data Sheet. Additions, deletions, or changes to MBIs and line number range(s) for their respective Customers will be sent by each Party to the other Party via Sprint and the Companyin the form of an updated Technical Data Sheet as well as a separate written update notification to the other Party with an effective date as defined in Section 4.6 of this Appendix I for amendment of operating procedures. Additions, deletions, or changes to MBIs and line number range(s) for the Home Carrier’s Customers will be effective *** after written notice to the Serving Carriers.

3.2	Validation and Fraud Protection
3.2.1	In order to prevent fraud, the Parties agree to use PV and, upon request by either Party, Authentication.
3.2.2

The Parties will use PV to send an inquiry to the Home Carrier’s switch to determine if the MSID/ESN combination of the Roamer’s equipment is authorized for Wireless Service. If the response of the Home Carrier’s switch is that the MSID/ESN combination is authorized, the Serving Carrier will consider the Roamer to be an Authorized Roamer for a fixed period of time (time period to be determined by the Serving Carrier). If the response of the Home Carrier’s switch is that the MSID/ESN combination is not authorized, the Serving Carrier will deny Wireless Service. If the Home Carrier’s switch does not respond to the inquiry the Serving Carrier will Assume Negative and deny Roamer Wireless Service until such time as a response is received from the Home Carrier authorizing Wireless Service. If the Serving Carrier provides any other Wireless Service, the Serving Carrier will be responsible for all such charges.

3.2.3	The Home Carrier agrees to implement negative file suppression with the appropriate Clearinghouse and the Parties agree that CIBERNET Negative File Guidelines and procedures will not apply.
3.2.4

Each Serving Carrier will use commercially reasonable efforts to provide each Home Carrier with near real-time visibility of call detail records and deliver such call detail records to the Home Carrier (or such other entity designated by Home Carrier from time to time), delivered through a network compatible with the Sprint Systems (e.g. Roamex by Fair Isaac). Each Party will make a good faith effort to deliver such information in a timely manner. The Serving Carrier will not have liability if it does not provide real time visibility or in the event of a temporary failure of the system.

3.2.5

Each Serving Carrier agrees to use best efforts to monitor its network and notify the Home Carrier of high roaming usage by Home Carrier’s Roamers which the Serving Carrier suspects to be fraudulent. Under no circumstances is the Serving Carrier liable for fraudulent roaming usage on its network due to its failure to notify the Home Carrier of suspected fraudulent usage.

3.3

The Parties will cooperate and, as necessary, Sprint and the Company will negotiate in good faith to supplement this Agreement to minimize fraudulent or other unwarranted use of their respective networks by Roamers hereunder. If any Party reasonably decides that, in its sole judgment, despite due diligence and cooperation pursuant to the preceding sentence, fraudulent or other unwarranted use has reached an unacceptable level of financial loss and is not readily remediable, such Party may provide written instruction that all or a portion of its MBI and line number ranges be removed from the Serving Carrier’s switch(es). The Serving Carrier will comply with this instruction *** the request. At such time as the Home Carrier seeks to have its MBI and line number ranges reinstated in the Serving Carrier’s switch(es), the Home Carrier will provide the Serving Carrier a written instruction in accordance with Section 3.1 hereof.

3.4

Upon the implementation of wireless number portability and/or number pooling in any portion of a Party’s system, the Parties will cooperate with each other in establishing methods for exchanging ESN, MIN, MSID, MBI and any and all other information required to permit roaming by Sprint Customers and Company Customers in their respective systems as described herein.

3.5

Upon ESN Exhaustion by handset vendor(s), the Parties will cooperate with each other in establishing a technical and commercial solution that does not negatively affect Customers operating on either Party’s network.

3.6	The Parties agree that:
3.6.1	the SID/BIDs listed in Attachment I-A and referenced in Attachment I-B are used as market and billing identifiers only and may not represent Transmitted SIDs;
3.6.2	each Party uses Transmitted SIDs, and the SID/BIDs in Attachment I-A might not be the Transmitted SID;
3.6.3

each Party is responsible for the programming of the preferred roaming list in each of its handsets and has the duty to check with the other Party to determine the Transmitted SIDs the other Party is transmitting in each market;

3.6.4

neither Party has the duty to update or inform the other Party when it changes or modifies its Transmitted SIDs, however each Party will promptly provide to the other a complete list of Transmitted SIDs upon request. Any SID/BIDs that the Home Carrier owns or has legal authority to use may be used as a Transmitted SID in any market.

4.	BILLING
4.1

Each Home Carrier will be responsible for billing to, and collecting from, its own Customers all charges that are incurred by such Customers as a result of Wireless Service provided to them as Authorized Roamers by the Serving Carrier. The Home Carrier will also be responsible for billing its Customers for, and remitting to, the Federal Government all federal excise tax that may be due in connection with the Wireless Service being billed by it to its Customers.

4.2

Each Serving Carrier who provides Wireless Service to an Authorized Roamer pursuant to this Agreement will process roaming call detail records and forward Roamer billing information on a daily basis in accordance with the procedures and standards set forth in the CIBER Record to the Home Carrier’s Authorized Receipt Point. The Home Carrier will pay for Authorized Roamer charges based on the settlement report provided by its Clearinghouse and pursuant to the provisions of Section 4.1 of this Appendix I and Attachment I-B. If either Party is unable to bill for charges ***, the Parties agree that they will settle and adjust the difference between the billed and contractual rates on a monthly basis.

4.3

Where the Authorized Roamer billing information required to be provided by the Serving Carrier in accordance with Section 4.2 above is not in accordance with the CIBER Record, the Home Carrier may return the defective record to the Serving Carrier as provided in the CIBER Record. Returning the defective record will be in accordance with CIBER Record established procedures. The Serving Carrier may correct the defective record and return it to the Home Carrier for billing, provided that the time period from the date of the call to the receipt of the corrected record does not exceed the time period specified under Section 5.4 of this Appendix I.

4.4

No credit for insufficient data or defective records will be permitted except as provided in Section 4.3 above, unless mutually agreed upon by Sprint and the Company. Any credit that is requested by the Home Carrier must be fully documented and submitted utilizing the format set forth in Attachment I-C.

4.5	Each Home Carrier may at its discretion perform any necessary edits at its Clearinghouse on incollect or outcollect call records to ensure compliance with the terms of this Agreement.
4.6

Additions or deletions of MBIs and line number range(s) will be effective *** receipt of notification of such changes, additions or deletions by Sprint for the Company Group, or by the Company for the Sprint Group.

4.7	Billing Invoice Summary. The minimum information needed for an invoice issued with non-clearinghouse documentation includes the following:
-	Billing Period (To/From Dates)
-	Batch Sequence Number
-	Batch Date
-	Serving and Home SIDs (the five-digit numeric corresponding to the FCC designation of the carrier)
-	Total Airtime Charges
-	Total Intra-State Toll
-	Total Inter-State Toll
-	Other Charges and Credits
-	Total Charges

Any information mutually agreed upon by the Parties necessary to support enhanced roaming services (i.e., data, push-to-talk, SMS)

5.	SETTLEMENT/OPERATING PROCEDURES
5.1

These settlement operating procedures will be in effect until new Operating Procedures are published by the CIBERNET Corporation (“CIBERNET’), 4600 East-West Highway, Bethesda, Md. 20814, for Roamer agreements used domestically by the Cellular Telecommunications Industry Association. At such time as new Operating Procedures (“New Operating Procedures”) are published by CIBERNET, they will become effective as to the Parties on the date proposed by CIBERNET (“New Operating Procedures Effective Date”) provided such date is *** by Sprint and the Company of the New Operating Procedures. The Parties agree to be individually responsible for obtaining all officially published revisions to the Operating Procedures.

5.2

Each Party will settle its accounts with the other Party on the Close of Billing. The Home Carrier will remit to the Serving Carrier’s designated account by wire transfer or check such amounts as are due to the Serving Carrier as of the Close of Billing. All invoices will be billed on a current basis. The failure of a Party to submit properly formatted and documented invoices may result in a delay of payment. Neither Party will be responsible for payment for Wireless Service provided *** date. Carriers utilizing net settlement procedures set forth in the CIBER Record are not required to submit a paper invoice and will make payments in accordance with such net settlement procedures.

5.3

Payments for undisputed amounts will be provided in the form of a check or wire transfer and must be received by the payee *** (“Payment Due Date”) following the receipt of the invoice. Payments received later than the Payment Due Date will be subject to a late charge of either ***% of the outstanding balance for each *** period (or portion thereof) that such payments are late or the highest percentage of the outstanding balance permitted by law, whichever is lower. The only exception to late charges are: (a) amounts that are the subject of a valid dispute by the Home Carrier and which the Home Carrier has provided prior written notice of such dispute to the Serving Carrier, or (b) payments that are delayed in forwarding through circumstances that are beyond the control of the Home Carrier and are agreed to in advance by the Serving Carrier, which agreement will not be unreasonably withheld. Disputed amounts will be paid, if owed, *** the dispute. Each Party may offset the amount owed to the other Party under this Agreement and a single payment of the balance to the Party entitled to receive such balance will be made. All amounts required to be paid under this Agreement will be payable in United States currency.

5.4

Message records are considered to have failed the CIBER Record Edit if the message is *** when it is received at the Home Carrier’s Authorized Receipt Point. Message records which are rejected from the Home Carrier’s ARP and returned to the Serving Carrier are considered to have failed the CIBER Record Edit if the message is ***. Determination of the age of a message record is from the date of the call.

5.5

All requests to remove and/or reinstate exchanges must be in writing and sent via e-mail to the contact person identified in the Technical Data Sheet. Such requests will be completed within one business day following receipt when possible, but not later than three business days following receipt. After the expiration of the three business days deadline, if an exchange is not removed the liability for any fraud incurred will be the responsibility of the Serving Carrier. The Home Carrier will submit all claims, in writing, for the fraudulent usage to the Serving Carrier.

ATTACHMENT I-A TO

STRATEGIC ROAMING AGREEMENT

MARKETS

SECTION 1.

SPRINT MARKETS

LICENSEE/PERMITTEE	SID/BID NUMBER	MARKET NAME	STATE
WirelessCO, L.P.	4103	BIRMINGHAM	AL
WirelessCO, L.P.	4106	BOSTON	MA
WirelessCO, L.P.	4107	BUFFALO	NY
WirelessCO, L.P.	4120	DALLAS	TX
WirelessCO, L.P.	4121	DENVER	CO
WirelessCO, L.P.	4124	DES MOINES	IA
WirelessCO, L.P.	4126	DETROIT	MI
SprintCom, Inc.	4132	HONOLULU	HI
WirelessCO, L.P.	4135	INDIANAPOLIS	IN
WirelessCO, L.P.	4139	KANSAS CITY	MO
WirelessCO, L.P.	4144	LITTLE ROCK	AR
Cox PCS License, L.L.C.	4145	SAN DIEGO	CA
WirelessCO, L.P.	4148	LOUISVILLE	KY
WirelessCO, L.P.	4151	MIAMI	FL
WirelessCO, L.P.	4153	MILWAUKEE	WI
WirelessCO, L.P.	4155	MINNEAPOLIS	MN
WirelessCO, L.P.	4157	NASHVILLE	TN
WirelessCO, L.P.	4159	NEW ORLEANS	LA
WirelessCO, L.P.	4162	NEW YORK	NY
WirelessCO, L.P.	4164	OKLAHOMA CITY	OK
WirelessCO, L.P.	4166	OMAHA	NE
PhillieCo, L.P.	4168	PHILADELPHIA	PA
WirelessCO, L.P.	4170	PHOENIX	AZ
WirelessCO, L.P.	4171	PITTSBURGH	PA
WirelessCO, L.P.	4174	PORTLAND	OR
WirelessCO, L.P.	4180	SALT LAKE CITY	UT
WirelessCO, L.P.	4181	SAN ANTONIO	TX
WirelessCO, L.P.	4183	SAN FRANCISCO	CA
WirelessCO, L.P.	4186	SEATTLE	WA
WirelessCO, L.P.	4188	SPOKANE	WA
WirelessCO, L.P.	4190	ST. LOUIS	MO
WirelessCO, L.P.	4194	TULSA	OK
APC PCS, L.L.C.	4195	WASHINGTON/BALT	DC/MD

WirelessCO, L.P.	4198	WICHITA	KS
SprintCom, Inc.	4236	ALBANY	GA
SprintCom, Inc.	4240	ALBUQUERQUE	NM
SprintCom, Inc.	4254	ANCHORAGE	AK
SprintCom, Inc.	4258	ANDERSON	SC
SprintCom, Inc.	4266	ASHEVILLE	NC
SprintCom, Inc.	4268	ASHTABULA	OH
SprintCom, Inc.	4272	ATHENS	GA
SprintCom, Inc.	4274	ATLANTA	GA
WirelessCO, L.P.	4289	BATON ROUGE	LA
SprintCom, Inc.	4294	BEAUMONT	TX
SprintCom, Inc.	4296	BENTON HARBOR	MI
WirelessCO, L.P.	4304	BATON ROUGE	LA
SprintCom, Inc.	4318	BLOOMINGTON	IL
SprintCom, Inc.	4322	BLUEFIELD	WV
SprintCom, Inc.	4324	BLYTHEVILLE	AR
SprintCom, Inc.	4344	BRYAN	TX
SprintCom, Inc.	4350	BURLINGTON	NC
SprintCom, Inc.	4356	CANTON	OH
SprintCom, Inc.	4362	CARLSBAD	NM
SprintCom, Inc.	4368	CHAMPAIGN	IL
SprintCom, Inc.	4372	CHARLESTON	SC
SprintCom, Inc.	4374	CHARLESTON	WV
SprintCom, Inc.	4376	CHARLOTTE	NC
SprintCom, Inc.	4380	CHATTANOOGA	TN
SprintCom, Inc.	4384	CHICAGO	IL
SprintCom, Inc.	4389	CHILLICOTHE	OH
SprintCom, Inc.	4390	CINCINNATI	OH
SprintCom, Inc.	4396	CLEVELAND	OH
SprintCom, Inc.	4398	CLEVELAND	TN
SprintCom, Inc.	4410	COLUMBIA	SC
SprintCom, Inc.	4416	COLUMBUS	MS
SprintCom, Inc.	4418	COLUMBUS	OH
SprintCom, Inc.	4432	DALTON	GA
SprintCom, Inc.	4434	DANVILLE	IL
SprintCom, Inc.	4436	DANVILLE	VA
SprintCom, Inc.	4440	DAYTON	OH
SprintCom, Inc.	4442	DAYTONA BEACH	FL
SprintCom, Inc.	4446	DECATUR	IL
SprintCom, Inc.	4468	DYERSBURG	TN
SprintCom, Inc.	4472	EAST LIVERPOOL	OH
SprintCom, Inc.	4480	EL PASO	TX

SprintCom, Inc.	4482	ELKHART	IN
SprintCom, Inc.	4490	ERIE	PA
SprintCom, Inc.	4500	FAIRBANKS	AK
SprintCom, Inc.	4506	FARMINGTON	NM
SprintCom, Inc.	4510	FAYETTEVILLE	NC
SprintCom, Inc.	4522	FLORENCE	SC
SprintCom, Inc.	4542	FT. WAYNE	IN
SprintCom, Inc.	4546	GAINESVILLE	FL
SprintCom, Inc.	4548	GAINESVILLE	GA
SprintCom, Inc.	4550	GALESBURG	IL
SprintCom, Inc.	4552	GALLUP	NM
SprintCom, Inc.	4558	GOLDSBORO	NC
SprintCom, Inc.	4576	GREENSBORO	NC
SprintCom, Inc.	4578	GREENSVILLE	MS
SprintCom, Inc.	4580	GREENVILLE	NC
SprintCom, Inc.	4582	GREENVILLE	SC
SprintCom, Inc.	4584	GREENWOOD	SC
SprintCom, Inc.	4608	HICKORY	NC
SprintCom, Inc.	4622	HOUSTON	TX
SprintCom, Inc.	4624	HUNTINGTON	WV
SprintCom, Inc.	4650	JACKSON	MS
SprintCom, Inc.	4652	JACKSON	TN
SprintCom, Inc.	4654	JACKSONVILLE	FL
SprintCom, Inc.	4656	JACKSONVILLE	IL
SprintCom, Inc.	4658	JACKSONVILLE	NC
SprintCom, Inc.	4672	JUNEAU	AK
SprintCom, Inc.	4680	KANKAKEE	IL
SprintCom, Inc.	4688	KINGSPORT	TN
SprintCom, Inc.	4694	KNOXVILLE	TN
SprintCom, Inc.	4706	LAKE CHARLES	LA
SprintCom, Inc.	4708	LAKELAND	FL
SprintCom, Inc.	4716	LAS CRUCES	NM
SprintCom, Inc.	4718	LAS SALLE	IL
SprintCom, Inc.	4748	LOGAN	WV
SprintCom, Inc.	4760	LUFKIN	LA
SprintCom, Inc.	4762	LYNCHBURG	VA
SprintCom, Inc.	4764	MACON	GA
SprintCom, Inc.	4778	MANSFIELD	OH
SprintCom, Inc.	4784	MARION	OH
SprintCom, Inc.	4790	MATRINSVILLE	VA
SprintCom, Inc.	4794	MATTOON	IL
SprintCom, Inc.	4796	MAYAGUEZ	PR

SprintCom, Inc.	4806	MEADVILLE	PA
SprintCom, Inc.	4810	MELBOURNE	FL
SprintCom, Inc.	4812	MEMPHIS	TN
SprintCom, Inc.	4820	MICHIGAN CITY	IN
SprintCom, Inc.	4822	MIDDLESBORO	KY
WirelessCO, L.P.	4828	MINNEAPOLIS	MN
SprintCom, Inc.	4856	MYRTLE BEACH	SC
SprintCom, Inc.	4862	NATCHEZ	MS
SprintCom, Inc.	4864	NEW BERN	NC
SprintCom, Inc.	4880	NORFOLK	VA
SprintCom, Inc.	4886	OCALA	FL
SprintCom, Inc.	4902	OPELIKA	AL
SprintCom, Inc.	4904	ORANGEBURG	SC
SprintCom, Inc.	4918	PARKERSBURG	WV
SprintCom, Inc.	4922	PEORIA	IL
WirelessCO, L.P.	4928	PHOENIX	AZ
SprintCom, Inc.	4952	PORTSMOUTH	OH
SprintCom, Inc.	4970	RALEIGH	NC
SprintCom, Inc.	4982	RICHMOND	VA
SprintCom, Inc.	4986	ROANOKE RAPIDS	NC
SprintCom, Inc.	4988	ROANOKE	VA
SprintCom, Inc.	4996	ROCKFORD	IL
SprintCom, Inc.	4998	ROCKY MOUNT	NC
SprintCom, Inc.	5002	ROME	GA
SprintCom, Inc.	5006	ROSWELL	NM
SprintCom, Inc.	5034	SAN JUAN	PR
SprintCom, Inc.	5038	SANDUSKY	OH
SprintCom, Inc.	5042	SANTA FE	NM
SprintCom, Inc.	5044	SARASOTA	FL
SprintCom, Inc.	5048	SAVANNAH	GA
SprintCom, Inc.	5060	SHARON	PA
SprintCom, Inc.	5076	SOUTH BEND	IN
SprintCom, Inc.	5080	SPRINGFIELD	IL
SprintCom, Inc.	5096	STAUNTON	VA
SprintCom, Inc.	5108	SUMTER	SC
SprintCom, Inc.	5114	TALLAHASSEE	FL
SprintCom, Inc.	5116	TAMPA	FL
SprintCom, Inc.	5134	TUPELO	MS
SprintCom, Inc.	5142	U.S. VIRGIN ISLANDS
SprintCom, Inc.	5146	VALDOSTA	GA
SprintCom, Inc.	5148	VICKSBURG	MS
SprintCom, Inc.	5150	VICTORIA	TX

SprintCom, Inc.	5174	WAYCROSS	GA
SprintCom, Inc.	5186	WILLIAMSON	WV
SprintCom, Inc.	5194	WILMINGTON	NC
SprintCom, Inc.	5206	YOUNGSTOWN	OH
SprintCom, Inc.	5212	ZANESVILLE	OH
SprintCom, Inc.	5287	ATHENS	OH
SprintCom, Inc.	5293	AUGUSTA	GA
SprintCom, Inc.	5311	BECKLEY	WV
SprintCom, Inc.	5337	BLUEFIELD	WV
WirelessCO, L.P.	5351	BREMERTON	WA
SprintCom, Inc.	5357	BRUNSWICK	GA
SprintCom, Inc.	5387	CHARLESTON	WV
SprintCom, Inc.	5397	CHICAGO	IL
SprintCom, Inc.	5401	CHILLICOTHE	OH
WirelessCO, L.P.	5419	COLORADO SPRINGS	CO
SprintCom, Inc.	5425	COLUMBUS	GA
SprintCom, Inc.	5431	COLUMBUS	OH
SprintCom, Inc.	5447	DANVILLE	IL
WirelessCO, L.P.	5461	DENVER	CO
SprintCom, Inc.	5493	EL PASO	TX
WirelessCO, L.P.	5538	FRESNO	CA
SprintCom, Inc.	5623	HILO	HI
SprintCom, Inc.	5627	HONOLULU	HI
SprintCom, Inc.	5637	HUNTINGTON	WV
SprintCom, Inc.	5665	JACKSON	TN
SprintCom, Inc.	5687	KAHULUI	HI
SprintCom, Inc.	5693	KANKAKEE	IL
SprintCom, Inc.	5701	KINGSPORT	TN
SprintCom, Inc.	5713	LA GRANGE	GA
SprintCom, Inc.	5731	LAS SALLE	IL
SprintCom, Inc.	5751	LIHUE	HI
SprintCom, Inc.	5761	LOGAN	WV
SprintCom, Inc.	5797	MARION	OH
SprintCom, Inc.	5829	MERIDIAN	MS
SprintCom, Inc.	5835	MIDDLESBORO	KY
SprintCom, Inc.	5927	PANAMA CITY	FL
SprintCom, Inc.	5931	PARKERSBURG	WV
WirelessCO, L.P.	5963	PORTLAND	OR
SprintCom, Inc.	5965	PORTSMOUTH	OH
WirelessCO, L.P.	6037	SALT LAKE CITY	UT
SprintCom, Inc.	6199	WILLIAMSON	WV
SprintCom, Inc.	6225	ZANESVILLE	OH

WirelessCO, L.P.	26452	CASA GRANDE	AZ
Cox PCS License, L.L.C.	40085	IRVINE	CA
WirelessCO, L.P.	40092	HARTFORD	CT
WirelessCO, L.P.	40094	ALBANY	NY
Cox PCS License, L.L.C.	40109	LOS ANGELES	CA
WirelessCO, L.P.	40111	SACRAMENTO	CA
WirelessCO, L.P.	40113	SAN FRANCISCO	CA
WirelessCO, L.P.	40125	JOHNSON CTY	TN
WirelessCO, L.P.	40127	RICE LAKE	WI
WirelessCO, L.P.	40151	HUDSON	WI
WirelessCO, L.P.	40153	DAVENPORT	IA
WirelessCO, L.P.	40155	BULLHEAD CTY	AZ
WirelessCO, L.P.	40157	WEST MEMPHIS	AR
WirelessCO, L.P.	40159	ARDMORE	OK
WirelessCO, L.P.	40165	TOLEDO	OH
APC PCS, L.L.C.	40167	WASH/BALT	MD
APC PCS, L.L.C.	40171	BALTIMORE	MD
Cox PCS License, L.L.C.	40197	LAS VEGAS	NV
SprintCom, Inc.	40207	LUFKIN	TX
WirelessCO, L.P.	40209	LAFAYETTE	LA
WirelessCO, L.P.	40211	HAMMOND	LA
SprintCom, Inc.	40213	BEAUMONT	TX
WirelessCO, L.P.	40215	BATON ROUGE	LA
SprintCom, Inc.	40238	COLLINSVILLE	IL
WirelessCO, L.P.	40239	BOTHELL	WA
WirelessCO, L.P.	40241	EVERETT	WA
WirelessCO, L.P.	40243	BELLEVUE	WA
WirelessCO, L.P.	40245	BREMERTON	WA
WirelessCO, L.P.	40247	TACOMA	WA
WirelessCO, L.P.	40249	VAIL	CO
WirelessCO, L.P.	40251	LONGVIEW	WA
SprintCom, Inc.	40253	OLIVE BRANCH	MS
WirelessCO, L.P.	40255	COLLINGSWOOD	NJ
APC PCS, L.L.C.	40257	CUMBERLAND	MD
WirelessCO, L.P.	40259	SIOUX CITY	IA
WirelessCO, L.P.	40261	VERMILLION	SD
WirelessCO, L.P.	40263	BERESFORD	SD
WirelessCO, L.P.	40265	ST. GEORGE	UT
SprintCom, Inc.	40267	OPELIKA	AL
SprintCom, Inc.	40269	DURANGO	CO
WirelessCO, L.P.	40273	REDDING	CA
SprintCom, Inc.	40275	PIKEVILLE	KY

WirelessCO, L.P.	40277	PINE BLUFF	AR
WirelessCO, L.P.	40279	EL DORADO	AR
SprintCom, Inc.	40280	ORLANDO	FL
WirelessCO, L.P.	40281	EL DORADO	AR
WirelessCO, L.P.	40282	SHREVEPORT	LA
WirelessCO, L.P.	40283	PINE BLUFF	AR
WirelessCO, L.P.	40284	MONROE	LA
WirelessCO, L.P.	40285	WAUSAU	WI
SprintCom, Inc.	40286	LAKE CHARLES	LA
SprintCom, Inc.	40287	LA GRANGE	GA
WirelessCO, L.P.	40288	ALEXANDRIA	LA
WirelessCO, L.P.	40289	FREDONIA	NY
WirelessCO, L.P.	40291	DUBOIS	PA
SprintCom, Inc.	40293	ST. MARYS	GA
WirelessCO, L.P.	40295	EVANSVILLE	IN
WirelessCO, L.P.	40297	BLOOMINGTON	IN
WirelessCO, L.P.	40299	BOISE	ID
WirelessCO, L.P.	40301	CEDAR RAPIDS	IA
WirelessCO, L.P.	40303	MADISONVILLE	KY
SprintCom, Inc.	40305	ARTESIA	NM
SprintCom, Inc.	40307	NATCHEZ	MS
SprintCom, Inc.	40309	SAVANNAH	GA
WirelessCO, L.P.	40311	OWENSBORO	KY
WirelessCO, L.P.	40313	KETCHUM	ID
SprintCom, Inc.	40315	LANGDALE	AL
WirelessCO, L.P.	40316	DOTHAN	AL
WirelessCO, L.P.	40317	NEW IBERIA	LA
WirelessCO, L.P.	40318	JEFFERSON CITY	MO
WirelessCO, L.P.	40319	GONZALES	LA
WirelessCO, L.P.	40321	BILOXI	MS
WirelessCO, L.P.	40323	JACKSON HOLE	WY
WirelessCO, L.P.	40325	FRESNO	CA
Cox PCS License, L.L.C.	40327	BAKERSFIELD	CA
WirelessCO, L.P.	40328	ARDMORE	OK
WirelessCO, L.P.	40329	MODESTO	CA
WirelessCO, L.P.	40330	TUCSON	AZ
WirelessCO, L.P.	40331	ALTOONA	PA
WirelessCO, L.P.	40332	ST CLOUD	MN
WirelessCO, L.P.	40333	FREDERICKSBURG	PA
WirelessCO, L.P.	40334	ROCHESTER	MN
PhillieCo, L.P.	40335	YORK	PA
SprintCom, Inc.	40336	MACON	GA

WirelessCO, L.P.	40337	DENISON	TX
SprintCom, Inc.	40338	ALBUQUERQUE	NM
APC PCS, L.L.C.	40339	HAGARSTOWN	MD
WirelessCO, L.P.	40341	PARIS	TX
WirelessCO, L.P.	40343	HUNTSVILLE	AL
WirelessCO, L.P.	40345	ANNISTON	AL
WirelessCO, L.P.	40347	MONTGOMERY	AL
WirelessCO, L.P.	40348	LONGVIEW	TX
WirelessCO, L.P.	40349	MOBILE	AL
SprintCom, Inc.	40350	EL PASO	TX
WirelessCO, L.P.	40351	SHREVEPORT	LA
WirelessCO, L.P.	40352	FORT SMITH	AR
SprintCom, Inc.	40353	LAKE CHARLES	LA
WirelessCO, L.P.	40354	LUBBOCK	TX
WirelessCO, L.P.	40355	ALEXANDRIA	LA
SprintCom, Inc.	40356	LAS CRUCES	NM
WirelessCO, L.P.	40357	PENSACOLA	FL
WirelessCO, L.P.	40359	FT WALTON BCH	FL
WirelessCO, L.P.	40360	TYLER	TX
WirelessCO, L.P.	40361	HOUMA	LA
WirelessCO, L.P.	40362	WICHITA FALLS	TX
APC PCS, L.L.C.	40363	HARRISONBURG	VA
WirelessCO, L.P.	40364	SALINA	KS
WirelessCO, L.P.	40365	TEXARKANA	TX
SprintCom, Inc.	40366	DALTON	GA
APC PCS, L.L.C.	40367	WINCHESTER	VA
WirelessCO, L.P.	40369	LONGVIEW	TX
PhillieCo, L.P.	40373	HARRISBURG	PA
SprintCom, Inc.	40375	BEAUMONT	TX
WirelessCO, L.P.	40377	LAREDO	TX
WirelessCO, L.P.	40378	TEXARKANA	TX
SprintCom, Inc.	40380	COLUMBUS	GA
WirelessCO, L.P.	40382	MOLINE	IL
WirelessCO, L.P.	40384	MANCHESTER	NH
WirelessCO, L.P.	40386	PITTSFIELD	MA
WirelessCO, L.P.	40388	POUGHKEEPSIE	NY
WirelessCO, L.P.	40390	MIDDLETOWN	NY
WirelessCO, L.P.	40392	BINGHAMTON	NY
WirelessCO, L.P.	40411	BROOKINGS	SD
WirelessCO, L.P.	40413	WATERTOWN	SD
WirelessCO, L.P.	40415	HOUMA	LA
WirelessCO, L.P.	40419	KENOSHA	WI

WirelessCO, L.P.	40421	WHEELING	WV
SprintCom, Inc.	40423	ROCK HILL	SC
WirelessCO, L.P.	40425	PLATTSBURGH	NY
PhillieCo, L.P.	40427	DOVER	DE
WirelessCO, L.P.	40429	COVINGTON	KY
SprintCom, Inc.	40431	ROCKY MOUNT	NC
SprintCom, Inc.	40433	QUINCY	IL
SprintCom, Inc.	40434	CHARLESTON	SC
SprintCom, Inc.	40435	THOMASVILLE	GA
SprintCom, Inc.	40436	GREENVILLE	SC
SprintCom, Inc.	40437	GARY	IN
WirelessCO, L.P.	40439	SANDPOINT	ID
SprintCom, Inc.	40441	PASCAGOULA	MS
SprintCom, Inc.	40443	BILOXI	MS
SprintCom, Inc.	40445	LAWRENCEBURG	IN
WirelessCO, L.P.	40447	NEW ALBANY	IN
WirelessCO, L.P.	40449	PARK CITY	UT
WirelessCO, L.P.	40450	TUCSON	AZ
WirelessCO, L.P.	40451	OGDEN	UT
WirelessCO, L.P.	40452	FLAGSTAFF	AZ
WirelessCO, L.P.	40453	PROVO	UT
WirelessCO, L.P.	40455	ALBANY	OR
WirelessCO, L.P.	40457	BELLINGHAM	WA
WirelessCO, L.P.	40459	CHEYENNE	WY
WirelessCO, L.P.	40461	PUEBLO	CO
WirelessCO, L.P.	40463	SIOUX FALLS	SD
WirelessCO, L.P.	40465	AUSTIN	TX
WirelessCO, L.P.	40467	LAFAYETTE	LA
WirelessCO, L.P.	40469	BATON ROUGE	LA
WirelessCO, L.P.	40471	BLUE RIDGE	GA
WirelessCO, L.P.	40473	AUBURN	CA
WirelessCO, L.P.	40475	PITTSBURG	KS
WirelessCO, L.P.	40477	ANNISTON	AL
WirelessCO, L.P.	40479	MONTGOMERY	AL
WirelessCO, L.P.	40481	MOBILE	AL
WirelessCO, L.P.	40483	PENSACOLA	FL
WirelessCO, L.P.	40494	SEDONA	AZ
WirelessCO, L.P.	40496	PRESCOTT	AZ
WirelessCO, L.P.	40498	FLAGSTAFF	AZ
WirelessCO, L.P.	40500	MIAMI	OK
WirelessCO, L.P.	40505	YAKIMA	WA
WirelessCO, L.P.	40507	BOISE	ID

WirelessCO, L.P.	40509	BOZEMAN	MT
SprintCom, Inc.	40510	JACKSON	MS
WirelessCO, L.P.	40511	BUTTE	MT
SprintCom, Inc.	40512	PANAMA CITY	FL
WirelessCO, L.P.	40513	GREAT FALLS	MT
WirelessCO, L.P.	40515	HELENA	MT
WirelessCO, L.P.	40517	KENNEWICK	WA
WirelessCO, L.P.	40519	MISSOULA	MT
WirelessCO, L.P.	40521	POCATELLO	ID
WirelessCO, L.P.	40523	SPOKANE	WA
WirelessCO, L.P.	40525	TWIN FALLS	ID
WirelessCO, L.P.	40527	BILLINGS	MT
WirelessCO, L.P.	40529	ST. JOSEPH	MO
WirelessCO, L.P.	40532	SPRINGFIELD	MO
WirelessCO, L.P.	40534	COLUMBIA	MO
WirelessCO, L.P.	40536	YAKIMA	WA
WirelessCO, L.P.	40538	SYRACUSE	NY
WirelessCO, L.P.	40540	MEDFORD	OR
SprintCom, Inc.	40542	ALBANY	GA
WirelessCO, L.P.	40543	ST CLOUD	MN
WirelessCO, L.P.	40549	SELMA	AL
WirelessCO, L.P.	40551	TUSCALOOSA	AL
SprintCom, Inc.	40552	SAVANNAH	GA
WirelessCO, L.P.	40553	HUNTSVILLE	AL
SprintCom, Inc.	40554	WILMINGTON	NC
WirelessCO, L.P.	40555	FT WALTON BEACH	FL
SprintCom, Inc.	40556	ROCKY MOUNT	NC
WirelessCO, L.P.	40557	PUEBLO	CO
SprintCom, Inc.	40558	ASHEVILLE	NC
Cox PCS License, L.L.C.	40559	LAS VEGAS	NV
SprintCom, Inc.	40560	COLUMBIA	SC
WirelessCO, L.P.	40561	MANKATO	MN
SprintCom, Inc.	40562	AUGUSTA	GA
WirelessCO, L.P.	40563	ROCHESTER	MN
WirelessCO, L.P.	40565	DULUTH	MN
WirelessCO, L.P.	40567	GARDNERVILLE	NV
WirelessCO, L.P.	40569	SHEBOYGAN	WI
WirelessCO, L.P.	40571	MOOREHEAD	MN
WirelessCO, L.P.	40573	BRAINERD	MN
WirelessCO, L.P.	40575	ZIMMERMAN	MN
SprintCom, Inc.	40576	MERIDIAN	MS
WirelessCO, L.P.	40578	HOT SPRINGS	AR

SprintCom, Inc.	40580	VICKSBURG	MS
WirelessCO, L.P.	40581	ATHENS	GA
WirelessCO, L.P.	40582	SALT LAKE CITY	UT
WirelessCO, L.P.	40583	POPLARVILLE	MS
WirelessCO, L.P.	40584	DATA BID
WirelessCO, L.P.	40585	BILOXI	MS
WirelessCO, L.P.	40586	PENDLETON	OR
WirelessCO, L.P.	40588	CAPE GIRARDEAU	MO
WirelessCO, L.P.	40590	SIKESTON	MO
SprintCom, Inc.	40591	MARION	OH
WirelessCO, L.P.	40592	HANNIBAL	MO
WirelessCO, L.P.	40593	CRIDERSVILLE	OH
SprintCom, Inc.	40595	LIMESTONE	TN
SprintCom, Inc.	40597	FORT WAYNE	IN
WirelessCO, L.P.	40599	BROOKHAVEN	MS
WirelessCO, L.P.	40601	HATTIESBURG	MS
WirelessCO, L.P.	40603	LAUREL	MS
WirelessCO, L.P.	40605	TALLADEGA	AL
SprintCom, Inc.	40606	GRENADA	MS
WirelessCO, L.P.	40607	LEWISBURG	TN
SprintCom, Inc.	40608	MARIANNA	FL
SprintCom, Inc.	40609	GULFPORT	MS
WirelessCO, L.P.	40610	PRESCOTT	AR
WirelessCO, L.P.	40611	BROOKHAVEN	MS
WirelessCO, L.P.	40612	CARBONDALE	IL
SprintCom, Inc.	40613	ERIE	PA
WirelessCO, L.P.	40615	HATTIESBURG	MS
WirelessCO, L.P.	40617	LAUREL	MS
PhillieCo, L.P.	40618	LEHIGHTON	PA
WirelessCO, L.P.	40619	DECATUR	AL
SprintCom, Inc.	40620	COLUMBUS	MS
WirelessCO, L.P.	40621	FLORENCE	AL
SprintCom, Inc.	40622	GREENWOOD	MS
WirelessCO, L.P.	40623	GADSDEN	AL
SprintCom, Inc.	40624	JACKSON	MS
SprintCom, Inc.	40626	MERIDIAN	MS
WirelessCO, L.P.	40627	CLARKSBURG	WV
SprintCom, Inc.	40628	SOUTHBEND	IN
APC PCS, L.L.C.	40629	CHARLOTTESVILLE	VA
WirelessCO, L.P.	40630	GRAND RAPIDS	MI
SprintCom, Inc.	40631	ROANOKE	VA
SprintCom, Inc.	40632	TUPELO	MS

SprintCom, Inc.	40634	VALDOSTA	GA
SprintCom, Inc.	40636	VICKSBURG	MS
SprintCom, Inc.	40638	CHILLICOTHE	OH
SprintCom, Inc.	40640	CHARLESTON	WV
WirelessCO, L.P.	40649	TOOLE	UT
WirelessCO, L.P.	40682	BISMARCK	ND
WirelessCO, L.P.	40689	CASPER	WY
WirelessCO, L.P.	40690	HOT SPRINGS	AR
WirelessCO, L.P.	40720	ALBANY	NY
SprintCom, Inc.	40721	BAY ST LOUIS	MS
SprintCom, Inc.	40722	MACON	GA
SprintCom, Inc.	40723	HAMMOND	LA
SprintCom, Inc.	43104	TUPELO	MS
WirelessCO, L.P.	43703	BREMERTON	WA
WirelessCO, L.P.	43705	COLORADO SPRINGS	CO
SprintCom, Inc.	43706	COLUMBUS	MS
WirelessCO, L.P.	43707	GREELEY	CO
SprintCom, Inc.	43708	GREENWOOD	MS
WirelessCO, L.P.	43709	SALEM	OR
WirelessCO, L.P.	43710	OMAHA	NE
WirelessCO, L.P.	43712	OMAHA	NE
SprintCom, Inc.	43714	ALBUQUERQUE	NM
WirelessCO, L.P.	43716	OMAHA	NE
SprintCom, Inc.	43718	ALBUQUERQUE	NM
SprintCom, Inc.	43720	SANTA FE	NM
WirelessCO, L.P.	43729	WALLA WALLA	WA
WirelessCO, L.P.	43731	LEWISTON	ID
WirelessCO, L.P.	43732	YUMA	AZ
WirelessCO, L.P.	43733	IDAHO FALLS	ID
WirelessCO, L.P.	43738	RAPID CITY	SD
WirelessCO, L.P.	43740	RIVERTON	WY
SprintCom, Inc.	43752	NATCHEZ	MS
SprintCom, Inc.	43754	SAN JUAN	PR
SprintCom, Inc.	43756	PONCE	PR
SprintCom, Inc.	43758	CHARLOTTE AMALI	VI
WirelessCO, L.P.	43760	NOGALES	AZ
WirelessCO, L.P.	43762	BRIGHAM CITY	UT
WirelessCO, L.P.	43764	MASON CITY	IA
WirelessCO, L.P.	43765	BID-UNI-TEST	FL
WirelessCO, L.P.	43766	FREMONT	NE
WirelessCO, L.P.	43772	BURLINGTON	VT

Currently, *** roaming service is *** in the Sprint BTAs in the ***. Once *** service is deployed in these Markets, this ***.

SECTION 2.

COMPANY MARKETS

LICENSEE/PERMITTEE	SID/BID NUMBER	MARKET NAME	STATE
Alaska DigiTel, LLC	4097	Anchorage	Alaska
Alaska DigiTel, LLC	4500	Fairbanks	Alaska
Alaska DigiTel, LLC	40161	Anchorage	Alaska
Alaska DigiTel, LLC	40725	Mat-Su Valley	Alaska
Alaska DigiTel, LLC	40727	Fairbanks	Alaska
Alaska DigiTel, LLC	40729	Juneau	Alaska
Alaska DigiTel, LLC	40749	Juneau	Alaska

ATTACHMENT I-B TO

STRATEGIC ROAMING AGREEMENT

STRATEGIC ROAMING RATES

Listed on Attachment I-A are the markets covered by the Systems of ***and *** that are subject to this Agreement. The rates to be charged by the Serving Carrier to the Customers of the Home Carrier when roaming in the Serving Carrier’s System are as follows:

In the case of each of *** rates (i) all *** rates are billed in ***, and (ii) *** rates apply to *** for calls that terminate within the United States.

Table 1A: SRA Roaming Rates on ***Systems

Year	***	***	***	***
***	*	*	*	*
***	$***	$***	$***	$***
***	$*** **	$*** **	$*** **	$*** **

Table 1B: SRA Roaming Rates on ***Systems

Year	***	***	***	***
***	*	*	*	*
***	$***	$***	$***	$***
***	$*** **	$*** **	$*** **	$*** **

* *** rates ***% of *** CDMA Retail Yield, calculated as described in the following sentence; provided, however, that in no event will *** rates fall below $***. For purposes of this Agreement, *** “CDMA Retail Yield” means the *** (a) *** CDMA ARPU (average revenue per user) *** the *** component in the *** CDMA ARPU *** (b) the reported *** CDMA Customer *** for which the *** CDMA ARPU was calculated. Until such time as the CDMA Retail Yield is available for the applicable calendar year, the *** rate in effect for the immediately preceding calendar year will continue to be used by the Parties, subject to adjustment as described below. New *** rates are *** of each year. *** will notify *** of the new *** rate, and provide data supporting the new *** rate, *** of the year in which the new *** rate becomes effective. The Parties will settle any differences between the old *** rate and the new *** rate for payments made *** of the new *** rate, and make whatever payments are necessary to adjust for such differences, *** notification of the new *** rate.

** *** rates will equal *** of the *** rates set in Tables 1A and 1B or ***% of *** CDMA Retail Yield, calculated as described in the following sentence; provided, however, that in no event will *** rates fall below $***. For purposes of this Agreement, *** “CDMA Retail Yield” means the *** (a) *** CDMA *** ARPU (average revenue per user) *** (b) the reported *** Customer for the calendar year for which the *** CDMA ARPU was calculated. Until such time as the CDMA Retail Yield is available for the applicable calendar year, the *** rate in effect for the immediately preceding calendar year will continue to be used by the Parties, subject to adjustment as described below. New *** rates are *** of each year. *** will notify *** of the new *** rate, and provide *** supporting the new *** rate, *** of the year in which the new *** rate becomes effective. The Parties will settle any differences between the old *** rate and the new *** rate for payments made *** of the new *** rate, and make whatever payments are necessary to adjust for such differences, *** notification of the new *** rate.

Table 2A: ***Resell Rates for ***Systems

Year	***	***	***	***
***	*	*	*	*
***	$***	$***	$***	$***
***	$***	$***	$***	$***
***	**	**	**	**

* *** rates ***% of *** CDMA Retail Yield, calculated as described in the following sentence; provided, however, that in no event will *** rates fall below $***. For purposes of this Agreement, *** “CDMA Retail Yield” means the *** (a) *** CDMA ARPU (average revenue per user) *** the *** component in the *** CDMA ARPU *** (b) the reported *** CDMA Customer *** for which the *** CDMA ARPU was calculated. Until such time as the CDMA Retail Yield is available for the applicable calendar year, the *** rate in effect for the immediately preceding calendar year will continue to be used by the Parties, subject to adjustment as described below. New *** rates are *** of each year. *** will notify *** of the new *** rate, and provide data supporting the new *** rate, *** of the year in which the new air rate becomes effective. The Parties will settle any differences between the old *** rate and the new *** rate for payments made *** of the new *** rate, and make whatever payments are necessary to adjust for such differences, *** notification of the new *** rate.

** *** rates for *** will equal the lesser of the data rates set in Tables 2A for data cards or ***% of *** CDMA Retail Yield, calculated as described above for Table 1A and 1B; provided, however, that in no event will *** rates fall below $***. Until such time as the CDMA Retail Yield is available for the applicable calendar year, the *** rate for *** in effect for the immediately preceding calendar year will continue to be used by the Parties, subject to adjustment as described below. New *** rates for *** are *** of each year. *** will notify *** of the new *** rate for ***, and provide data supporting the new *** rate, *** of the year in which the new *** rate for *** becomes effective. The Parties will settle any differences between the old *** rate and the new *** rate for *** for payments made *** of the new *** rate, and make whatever payments are necessary to adjust for such differences, *** notification of the new *** rate for ***.

Table 3A: Other SRA Roaming Rates on ***Systems

Year	***	***	***	***
***	$***	$***	$***	$***
***	$***	$***	$***	$***
***	$***	$***	$***	$***

Operator Services

***% pass through, plus *** rates.

Short Message Service (SMS)

*** charge.  *** Party *** other Party for *** Authorized Roamers.

International Calls

International long distance rate	***% pass through at retail rates except for the following

countries: *** - $***; *** $***.

Emergency Calls

*** charge, ***, however denominated, required by law

Directory Assistance

***	***% pass through, plus *** rates.
***	***% pass through, plus *** rates, plus *** charges.

Taxes

***% pass through of ***

Incomplete Calls

*** Party ***

Daily Access Fees and Surcharges

*** Party *** or *** except those required to be applied

by law in the state where service is provided.

ATTACHMENT I-C TO

STRATEGIC ROAMING AGREEMENT

REQUEST TO ISSUE CREDIT

Home Carrier: ____________________

Serving Carrier: ____________________

Date of Invoice:____________________

Date of Rated Usage:________________

Record Data: ____________________

Batch # and Date: ____________________

Number of Records: ____________________

Amount of Invoice Not Justified: $ ____________________

(Airtime & Toll Charges, Other Charges & Taxes)

_______ Payment Withheld	______Charge Back

Reasons for Withholding Payment or Charge Back:

_____	1.	Invoice is inconsistent with the Rated Usage Record
Data with respect to:
_____ a.	Taxes;
_____ b.	Other pass-through charges;
_____ c.	Wireless Service charges;
_____ d.	Percentage of Wireless Service;
_____ e.	Other (see attached reports)

_____	2.	Rated Usage Record Data is incomplete for the charges on the attached sheet:

_____	3.	MBI combination is not on the list authorized by the Home Carrier:
Mobile ID Number
Electronic Serial Number

_____  4.         Charges for Roamer usage specified on the attached sheet that are not authorized by the Home Carrier;

_____	5.	Batch totals and detail charges do not balance or batch is out of sequence.

_____	6.	CIBER rejects

_____	7.	Other (specify below)

Home Carrier

By:_______________________

Title:______________________

Date:	_____________________

APPENDIX II TO

STRATEGIC ROAMING AGREEMENT

USE OF APPROVED DESIGNATION

Subject to the terms of Article 10, the Company is permitted to use and display the Designation. The Company will adhere to the attached Sprint Rural Alliance Member Guidelines regarding use and placement of the phrase. No other use of Sprint Spectrum’s trademarks (or the trademark of any Affiliate of Sprint Spectrum or Sprint Nextel) is permitted.

SCHEDULE 4.3.3

TO

STRATEGIC ROAMING AGREEMENT

AMENDED AND RESTATED STRATEGIC ROAMING AGREEMENT

If Sprint elects to exercise its right to (i) terminate the Transaction Documents or (ii) amend and restate the Transaction Documents, in each case pursuant to Section 4.3.3 of this Agreement, the Transaction Documents will be amended as follows:

1.         By adding the following provisions (all capitalized terms not otherwise defined in this Agreement will have the meanings set forth in the CDMA Build-Out Agreement):

Section 1.1.	Interoperability

(a)       The Company will at all times cause the Company Systems in the *** Territory to be technologically compatible with the Sprint Systems (including with respect to facilitating roaming and handoff between Systems). Without limiting the generality of the foregoing, the Company will at all times cause the Company Systems in the *** Territory to provide for Sprint Customers the same User Interface used in the Sprint Systems, so that the User Interface of the Company Systems in the *** Territory for Sprint Customers does not differ, in a manner that would be materially adverse to those Customers, from the User Interface of the Sprint Systems.

(b)       Subject to the Company’s obligations in Section 1.3, the Company will at all times cause the Company Systems located in the *** Territory to be technologically compatible with the Sprint Systems (including with respect to facilitating roaming and handoffs between Systems), and to otherwise comply with the provisions of Section 1.1(a). To the extent (but only to the extent) compliance with Section 1.1(a) requires the Company to implement Core Features that are not required in the *** Territory under Section 1.3(b), the Company will not be required to comply with subsection (a) above.

(c)       The Company will have no obligations under this Section 1.1 with respect to the *** Territory.

Section 1.2.	Network Performance Standards

(a)       The Company will at all times cause the Company Systems in the *** Territory to comply with the network performance standards met by the Sprint Systems (including, without limitation, voice standards for comprehensive digital accessibility, comprehensive retainability, digital voice quality, and data standards for CDMA availability, successful data transfer ratio and throughput). The initial network performance standards for *** service provided by the Company Systems are set forth on Schedule 2.3 of the CDMA Build-Out Agreement.

(b)       Subject to the Company’s obligations in Section 1.3, the Company will at all times cause the Company Systems located in the *** Territory to comply with the network performance standards met by the Sprint Systems (including, without limitation, voice standards for comprehensive digital accessibility, comprehensive retainability, digital voice quality, and data standards for CDMA availability, successful data transfer ratio and throughput), and to otherwise comply with the provisions of Section 1.2(a). To the extent (but only to the extent) compliance with Section 1.2(a) requires the Company to implement Core Features that are not required in the *** Territory under Section 1.3(b), the Company will not be required to comply with subsection (a) above.

(c)       The Company will have no obligations under this Section 1.2 with respect to the *** Territory.

Section 1.3.	Core Features and Services

(a)       The Company will at all times cause the Company Systems in the *** Territory to continue to provide the core features and services provided by the Sprint Systems as of the date hereof. The core features and services for the Company Systems as of the date hereof are set forth on Schedule 2.4 to the CDMA Build-Out Agreement.

(b)       The Company will at all times during the term of this Agreement cause the Company Systems located in the *** Territory to provide the core features and services described in Schedule 2.4, but only the extent that such Updated Core Features and Services do not require the Company to implement technology beyond the Rev. A Technology.

(c)       The Company will have no obligations under this Section 1.3 with respect to the *** Territory.

Section 1.4.	Maintenance Fees and Labor Costs

Except as otherwise expressly provided in this Agreement, the Company is solely responsible for development and maintenance costs for its own Systems and any necessary labor or material required so that the Company is capable of providing near real time billing data in standardized formats and capable of providing other records compatible with nationally standardized platforms.

2.	By deleting and/or restating the following provisions:

Section 1.1 of Appendix I will be amended by deleting the portion of the second sentence starting with the word “provided”, and by putting a period after the words “an Authorized Roamer”.

Sections 1.5, 1.6, 1.7, and 1.9 of Appendix I will be deleted in their entirety.

3.         Except as otherwise provided herein, or as otherwise agreed upon by the Parties as provided in Section 4.3.2, the Transaction Documents will remain in full force and effect.